UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Furmanite Corporation

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FURMANITE CORPORATION

10370 Richmond Avenue, Suite 600

Houston, TX 77042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 9, 2013

To the Stockholders of Furmanite Corporation:

Notice is hereby given that the 2013 Annual Meeting of Stockholders of Furmanite Corporation, a Delaware corporation (the “Company”), will be held at 10370 Richmond Avenue, Suite 600, Houston, Texas 77042 at 9:30 a.m. Central Daylight Savings time on Thursday, May 9, 2013 (the “Annual Meeting”) to consider and vote on the following matters:

(1)

The election of four (4) directors nominated by the Company’s Board of Directors to serve until the 2014 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

(2)	To cast a non-binding advisory vote on executive compensation;

(3)	The ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

(4)	The ratification of the Amendment of the Furmanite 1994 Stock Incentive Plan as approved by the Board of Directors; and

(5)	To consider and act upon any other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Stockholders of record at the close of business on March 14, 2013, will be entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Holders of shares of our common stock as of the record date are entitled to one vote, in person or by proxy, for each share of common stock owned by such holder as of such date on all matters properly brought before the Annual Meeting or at any adjournments or postponements thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible so that your voice is heard on these proposals. If you are a registered stockholder, you may vote your shares via the Internet, via a toll-free telephone number, by mail if you receive a printed set of proxy materials, or in person at the Annual Meeting. If you are the beneficial owner of shares of our common stock held in street name, you will receive voting instructions from your broker, bank or other nominee (the stockholder of record). The voting instructions will provide details regarding how to vote these shares.

Pursuant to New York Stock Exchange rules, if you hold your shares in street name, nominees will not have discretion to vote these shares on the election of directors, the advisory vote to approve executive compensation or the ratification of the Amendment of the Furmanite 1994 Stock Incentive Plan. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, bank or other nominee, these shares will not be counted in determining the outcome of Proposals 1, 2 and 4 set forth in this Proxy Statement at the Annual Meeting. We encourage you to provide voting instructions to your broker, bank or other nominee if you hold your shares in street name so that your voice is heard on these proposals.

By Order of the Board of Directors

Robert S. Muff Principal Financial and Accounting Officer

Houston, Texas

March 27, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE FURMANITE CORPORATION STOCKHOLDER MEETING

TO BE HELD ON MAY 9, 2013

Notice of Internet Availability was mailed to stockholders of record as of March 14, 2013. The annual report and proxy statement are available online at www.proxyvote.com. We encourage you to review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request on or before April 25, 2013.

TO REQUEST MATERIAL: Internet: www.proxyvote.com Telephone: 1-800-579-1639

Email: sendmaterial@proxyvote.com

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO PROMPTLY VOTE YOUR SHARES SO YOUR VOICE IS HEARD ON THESE PROPOSALS. IF YOU ARE A REGISTERED STOCKHOLDER, YOU MAY VOTE YOUR SHARES VIA THE INTERNET, VIA A TOLL-FREE TELEPHONE NUMBER, BY MAIL IF YOU RECEIVE A PRINTED SET OF PROXY MATERIALS, OR IN PERSON AT THE MEETING. IF YOU ARE THE BENEFICIAL OWNER OF SHARES OF OUR COMMON STOCK HELD IN STREET NAME, YOU WILL RECEIVE VOTING INSTRUCTIONS FROM YOUR BROKER, BANK OR OTHER NOMINEE REGARDING HOW TO VOTE THESE SHARES.

FURMANITE CORPORATION

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 9, 2013

SOLICITATION AND REVOCABILITY OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies of the holders of the common stock, no par value (the “common stock”) of Furmanite Corporation (“Furmanite” or the “Company”) on behalf of the Board of Directors of Furmanite for use at the Annual Meeting of Stockholders scheduled to be held at 10370 Richmond Avenue, Suite 600, Houston, Texas 77042 at 9:30 a.m. Central Daylight Savings time on Thursday, May 9, 2013 (the “Annual Meeting”), or at any postponement or adjournment of such meeting. This Proxy Statement is dated March 27, 2013. Copies of the accompanying Notice of Annual Meeting of Stockholders, Proxy Statement and Form of Proxy are being first made available to stockholders on or about March 27, 2013.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), Furmanite has elected to provide access to the proxy materials on the Internet instead of mailing a printed copy of the Company’s proxy materials to its stockholders. Based on this practice, most of the Company’s stockholders have already received a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions for accessing the Company’s proxy materials on a website referred to in the Notice or requesting to receive printed copies of the proxy materials by mail or electronically by email. If you would like to receive a paper or email copy of the Company’s proxy materials for the Annual Meeting or for all future meetings, please follow the instructions for requesting such materials included in the Notice. Please note that if you previously requested or consented to delivery of our proxy materials by mail or electronically via email, you did not receive the separate Notice of Internet Availability of Proxy Materials. Instead, the Company sent you a full set of our proxy materials, which includes instructions for voting. The Company believes the delivery options that it has chosen will allow the Company to provide its stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing printed copies.

A proxy that has been received by Furmanite management may be revoked by the registered stockholder giving such proxy at any time before it is exercised in the manner set forth below. A registered stockholder is one that holds shares of common stock registered directly in their name with the Company’s transfer agent. A registered stockholder may revoke their proxy before it is voted (i) by providing timely written notice to Robert S. Muff, Principal Financial Officer, Furmanite Corporation, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042, (ii) by timely delivering a valid, properly executed proxy bearing a later date, (iii) by voting later by telephone (prior to 11:59 p.m., Eastern Daylight Savings Time on May 8, 2013), if such stockholder previously voted by telephone, (iv) by voting later by the Internet (prior to 11:59 p.m., Eastern Daylight Savings Time on May 8, 2013), if such stockholder previously voted by the Internet, or (v) by voting in person at the Annual Meeting. However, mere attendance at the Annual Meeting by a registered stockholder will not itself have the effect of revoking the proxy. If you are not a registered stockholder, but instead hold your shares in “street name” through a bank, broker or other nominee, the above described options for revoking your proxy do not apply. Instead, you will need to follow the instructions provided to you by your bank, broker or other nominee to revoke your proxy and submit new voting instructions. A proxy in the accompanying form, when properly executed and returned, will be voted in accordance with the instructions contained therein. A proxy received by management which does not withhold authority to vote or on which no specification has been indicated will be voted in favor of the proposals set forth in this proxy statement, including the election of each of the director nominees named in this proxy statement.

Furmanite’s principal executive offices are located at 10370 Richmond Avenue, Suite 600, Houston, Texas 77042, and its telephone number is (713) 634-7777.

At the date of this Proxy Statement, the management of Furmanite does not know of any business to be presented at the Annual Meeting, other than as set forth in the notice accompanying this Proxy Statement. If any other business should properly come before the Annual Meeting, or at any adjournment or postponement thereof, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

The Board of Directors of Furmanite has fixed the close of business on March 14, 2013 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 37,350,575 shares of Furmanite common stock outstanding, and each holder of common stock on the Record Date will be entitled to one vote for each share held by them as of such date for each matter to be presented at the Annual Meeting. In order to carry on the business of the Annual Meeting, the Company must have a quorum. This means at least a majority of the shares of common stock outstanding as of the Record Date must be represented at the Annual Meeting, either by proxy or in person. Abstentions and broker non-votes, which are described in more detail below, will be counted as shares present at the Annual Meeting for purposes of determining whether a quorum exists.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information with respect to all persons who are known by Furmanite to be the beneficial owner of more than 5% of the outstanding common stock as of the dates indicated below:

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership*	Percent of Class**

FMR LLC (1)	Common Stock	2,661,829	7.1%
82 Devonshire Street
Boston, MA 02109

BlackRock, Inc. (2)	Common Stock	2,158,653	5.8%
40 East 52nd Street
New York, NY 10022

The Vanguard Group (3)	Common Stock	1,994,757	5.3%
100 Vanguard Blvd.
Malvern, PA 19355

*

Pursuant to SEC rules, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power and as to which such person has the right to acquire such voting and/or investment power within 60 days.

**	Based on 37,350,575 shares of the Company’s common stock issued and outstanding as of March 14, 2013.

(1)

FMR LLC reported sole voting power with respect to 2,174,509 shares and sole dispositive power with respect to all 2,661,829 shares in the Schedule 13G filed by such stockholder with the SEC on February 14, 2013 pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)

BlackRock, Inc. reported sole voting power and sole dispositive power with respect to all 2,158,653 shares in the Schedule 13G/A filed by such stockholder with the SEC on February 8, 2013 pursuant to the Exchange Act.

(3)

The Vanguard Group reported sole voting power with respect to 69,080 shares, shared dispositive power with respect to 64,880 shares and sole dispositive power with respect to 1,929,877 shares in the Schedule 13G filed by such stockholder with the SEC on February 13, 2013 pursuant to the Exchange Act.

Security Ownership of Management

The following table sets forth information as of March 14, 2013 with respect to shares of common stock beneficially owned by (a) each of the directors and nominees for director; (b) each of the Company’s Named Executive Officers; and (c) all of the current directors and executive officers as a group. Unless otherwise indicated, all stockholders set forth below have the same principal business address as the Company.

Name	Title of Class	Amount and Nature of Beneficial Ownership (1)		Percent of Class**
Charles R. Cox	Common Stock	576,415	(2)(3)(6)	1.5%
Chairman of the Board and Chief Executive Officer

Joseph E. Milliron	Common Stock	244,980	(2)(5)(6)	*
President and Chief Operating Officer

Robert S. Muff	Common Stock	59,437	(2)(6)	*
Principal Financial Officer

William F. Fry	Common Stock	21,500		*
General Counsel and Secretary

John J. Mannion	Common Stock	-		*
Treasurer (7)

Sangwoo Ahn	Common Stock	447,669	(2)(4)	1.2%
Presiding Non-Executive Director

Kevin R. Jost	Common Stock	50,000	(3)	*
Director

Ralph Patitucci	Common Stock	33,000	(5)	*
Director

All Current Directors and Executive Officers as a group (7 persons) (8)	Common Stock	1,433,001		3.8%

*	Less than one percent.

**	Based on 37,350,575 shares of the Company’s common stock issued and outstanding as of March 14, 2013.

(1)

Shares listed include those beneficially owned as determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise indicated, the beneficial owner has sole dispositive and voting power with respect to all shares indicated.

(2)

Includes 125,000, 80,000, 31,000, and 30,000 shares that Messrs. Cox, Milliron, Muff and Ahn, respectively, have the right to acquire within 60 days of March 14, 2013, pursuant to options granted by the Company.

(3)	Includes 50,000 shares which may not be sold while the holder is serving as a Director of the Company.

(4)	Includes 80,000 shares which may not be sold while the holder is serving as a Director of the Company.

(5)	Includes 30,000 shares which may not be sold while the holder is serving as a Director of the Company.

(6)	Includes 16,908, 25,454 and 11,053 shares that Messrs. Cox, Milliron and Muff, respectively, have in the Company’s 401(k) Plan as of December 31, 2012.

(7)	Mr. Mannion’s employment with the Company terminated in April 2012.

(8)	Includes only those directors and executive officers as of the date of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s officers and directors, and individuals beneficially owning more than 10% of the Company’s common stock, to file reports of security ownership and changes of security ownership in the Company’s equity securities with the SEC. These reports are generally due within two (2) business days of the transaction giving rise to the reporting obligation. Such persons are also required by related regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms received by it, or written representations that no other reports were required, the Company believes that, during the year ended December 31, 2012, all filings required to be made by reporting persons with respect to the Company were timely made in accordance with all applicable reporting requirements under Section 16(a).

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual Meeting, holders of common stock as of the Record Date will consider and vote for each of the nominated members of the Company’s Board of Directors (the “Board” or “Board of Directors”). The Board of Directors has nominated Charles R. Cox, Sangwoo Ahn, Kevin R. Jost, and Ralph Patitucci for election as directors of the Company. The directors that are elected will hold office until the 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. All four director nominees proposed by the Board for election by the holders of common stock are incumbent directors. Although the Board does not contemplate that any of the nominees will be unable to serve, if such should occur prior to the Annual Meeting, proxies which do not withhold authority to vote for directors may be voted for a substitute nominee in accordance with the best judgment of the person or persons authorized by such proxies to vote.

Stockholders may vote for all the nominees, withhold authority to vote for one or more of such nominees, or withhold authority to vote for all of such nominees. As a result, there will not be any abstentions on this proposal. Each properly executed proxy received in advance of the commencement of the Annual Meeting will be voted as specified therein. If a stockholder properly submits a proxy but does not specify voting instructions on this proposal, the shares represented by their proxy will be voted for the nominees listed therein or, in the circumstance noted above, for other nominees selected by the Board. The withholding of authority and any broker non-votes will have no effect upon the election of directors (except for purposes of determining a quorum) because Furmanite’s By-laws provide that directors are elected by a plurality of the votes cast, which means that the four nominees who receive the highest number of votes in favor of his or her election at the Annual Meeting will be elected to the Board. A broker non-vote occurs when a registered broker, bank or other nominee who holds securities for customers in street name, has not received voting instructions from such customer having beneficial ownership in the securities and the registered broker, bank or nominee lacks discretionary voting power to vote such shares. A registered broker does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of such shares. As the proposal to elect directors is a non-routine matter under applicable New York Stock Exchange (“NYSE”) rules, if you hold your shares in street name, your registered broker, bank or other nominee cannot vote without voting instructions from you.

The Board of Directors unanimously recommends a vote “FOR” the election of each of the four director nominees.

NOMINEES FOR ELECTION AS DIRECTORS

The following table sets forth: (i) the name and age of each nominee for director listed in the enclosed form of proxy for the Company; (ii) the principal occupation and business experience during the last five years of such nominee; and (iii) the year during which such nominee first became a director of Furmanite.

		First Year as
		Director of
Name	Principal Occupation and Business Experience	the Company	Age
Charles R. Cox	Chairman of the Board and Chief Executive Officer of Furmanite Corporation(1)	1995	70

Sangwoo Ahn	Investor(2)	1989	74

Kevin R. Jost	Retired president of Honeywell Imaging and Mobility(3)	2010	58

Ralph Patitucci	Owner of Index Services, Inc. and Investor(4)	2011	66

(1)

Mr. Cox has 40 years of leadership experience in the industrial services, engineering and construction industry, including 29 years with Fluor Corporation (“Fluor”). His senior executive roles at Fluor include United States and global operations, serving clients in a wide range of industries. After retiring from Fluor in 1998, he served as chairman and CEO of WRS Infrastructure & Environment, Inc. from 2001 to 2006. Since then, he has been engaged as a business consultant to a private equity firm. Mr. Cox has been a director of the Company since 1995 and was a member of the Nominating and Governance Committee, and chairman of the Compensation Committee from 1995 to 2010 and served on the Audit Committee from 2005 to 2010. Mr. Cox was named Chairman of the Board and Chief Executive Officer effective March 10, 2010. Mr. Cox also previously served on the boards of two other publicly traded firms, Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P. (NYSE:KPP).

(2)

Mr. Ahn has served on Furmanite’s Board of Directors since 1989 and as a member of the Audit Committee since 1990 (Chairman since 1997), in addition to serving as Chairman on the Nominating and Governance Committee since 1998 and as a member of the Compensation Committee since 2006. Now retired, Mr. Ahn was a founding partner of Morgan, Lewis, Githens & Ahn, an investment banking firm. Since 1986, Mr. Ahn has served as a director of PAR Technology Corporation (NYSE: PTC), a publicly-traded company that delivers solutions for the hospitality, logistics and government industries. Mr. Ahn’s extensive knowledge of economic and financial information was attained through his involvement in the management of public companies over the past 40 years.

(3)

Mr. Jost has served on Furmanite’s Board of Directors since March 2010 and he became Chairman of the Compensation Committee and a member of the Audit Committee and the Nominating and Governance Committee at such time. Mr. Jost is the former president of Honeywell Imaging and Mobility (previously Hand Held Products, Inc.), a manufacturer of data collection and management solutions. Mr. Jost was president and CEO of Hand Held Products, Inc. from its inception in 1999 until it was acquired by Honeywell in 2007, and continued to serve as the company’s chairman and CEO through his retirement in December 2008. From 1982 until 1999, Mr. Jost was Vice President and general manager of Welch Allyn Data Collection, a division of Welch Allyn, Inc., which acquired Hand Held Products, Inc. The company continued under the name of Hand Held Products, Inc. Mr. Jost has served as a member of the board of directors of PAR Technology Corporation since 2004. In 2012, Mr. Jost achieved the rank of Board Leadership Fellow, the highest level of credentialing for corporate directors and corporate governance professionals given by the National Association of Corporate Directors, for the fiscal 2013 year.

(4)

Mr. Patitucci was appointed to Furmanite’s Board of Directors on October 12, 2011. Mr. Patitucci was also appointed as a member of the Compensation Committee, the Audit Committee and the Nominating and Governance Committee at such time. Mr. Patitucci began his career in 1972 with General Electric Company (NYSE:GE), assuming positions of increasing responsibility over a 17 year period. His experience at GE included an international assignment, serving as Chairman, President & CEO of Samsung Medical Systems, Inc., the first joint venture corporation between GE and The Samsung Group. In 1996, Mr. Patitucci founded Index Services Inc., a consulting and private investment firm. Under the Index Services umbrella, Mr. Patitucci has led a series of private equity investments in a variety of corporations, taking an active role in the management and boards of directors of those entities. Currently, Mr. Patitucci serves as Chairman and CEO of Guy & O’Neill Corporation, a leading contract manufacturer in the wet wipes and liquid filling industry.

When considering whether director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to effectively satisfy its oversight responsibilities in light of the Company’s business and structure, the Board of Directors and the Nominating and Governance Committee focused primarily on the information discussed in each of the directors’ individual biographies set forth above.

In particular, with regard to Mr. Cox, the Board of Directors considered his strong background in corporate governance and management skills gained through his experience as a senior executive of a major publicly-traded engineering and construction company and as Chief Executive Officer of a privately held technical services company. With regards to Messrs. Ahn and Jost, the Board of Directors considered their respective experiences as directors of publicly-traded companies. In addition, the Board of Directors also considered Mr. Ahn’s strong background in management and financial matters gained through his experience of managing publicly-traded companies and Mr. Jost’s business and management expertise gained through his experience in executive management and CEO roles in multi-national companies. With regard to Mr. Patitucci, the Board of Directors considered his substantial experience with a major multi-national company and his expertise in managing business operations.

The Board of Directors has affirmatively determined that all of the nominee directors are independent of the Company and its management under NYSE listing standards and the standards set forth in the Company’s Corporate Governance Guidelines, except for Charles R. Cox who was appointed Chief Executive Officer of the Company on March 10, 2010.

The Board of Directors also determined that each of the members of the Audit, Nominating and Governance and Compensation Committees has no material relationship with Furmanite and is independent within the meaning of Furmanite’s director independence standards and New York Stock Exchange listing standards.

EXECUTIVE OFFICERS

The following table sets forth the names, positions, years of service with Furmanite and ages of the executive officers of the Company, other than Charles R. Cox, whose biographical information is included above under “Nominees for Election as Directors”:

		Years of
		Service in
Executive Officers	Office	Office	Age

Charles R. Cox	Chairman of the Board and Chief Executive Officer	4	70

Joseph E. Milliron(1)	President and Chief Operating Officer	8	58

Robert S. Muff(2)	Principal Financial Officer	4	53

William F. Fry(3)	General Counsel and Secretary	1	38

(1)

Mr. Milliron was appointed President and Chief Operating Officer effective January 1, 2009. He joined Furmanite Worldwide, Inc. in August 2005 as Chief Operating Officer of the technical services business unit and was named Executive Vice President and Chief Operating Officer of the Company in June 2007. Mr. Milliron was a business consultant from 2004 until joining Furmanite and served in various positions of responsibility at CooperHeat-MQS, Inc., an international industrial services company, from 1991 and as Chief Executive Officer, President and a Director from 1999 until 2004. Mr. Milliron has over 35 years of experience, both domestic and international, in industrial contracting service.

(2)

Mr. Muff joined Furmanite Worldwide, Inc. in June 2008 as Controller. In 2009, Mr. Muff was named Controller and Principal Accounting Officer and he was named Principal Financial Officer in March 2010. Prior to joining Furmanite, Mr. Muff was the Assistant Controller from October 2007 to June 2008 of Rexel, Inc., a U.S. subsidiary of Rexel Group, a worldwide distributor of electrical supplies, listed on the Paris stock exchange (Euronext: RXL). From February 2004 to October 2007, Mr. Muff served in various financial roles, ultimately as Assistant Controller, with Dresser, Inc. a worldwide manufacturer and marketer of highly engineered energy infrastructure and oilfield products and services. Mr. Muff was employed by various public accounting firms from 1991 to 2004. Mr. Muff is a certified public accountant.

(3)

Mr. Fry joined Furmanite Corporation in September 2012 and was named General Counsel and Secretary for Furmanite in December 2012. Prior to joining Furmanite, Mr. Fry worked for American Tank & Vessel, Inc., a specialty engineering and construction company, in various roles since 2006, ultimately serving as their General Counsel.

CORPORATE GOVERNANCE

Board of Directors 2012

The Board of Directors of the Company is currently comprised of four members. During 2012, the Board held six meetings, including regularly scheduled and special meetings. During 2012, each of the director nominees who were directors at that time attended at least seventy-five percent (75%) of the total number of meetings of the Board and the committees on which he served during the period he was a director. The Company does not have a policy with respect to director attendance at annual meetings of stockholders, and only the Chairman of the Board attended the 2012 Annual Meeting of Stockholders.

For the fiscal year 2012, a majority of the members of the Board of Directors were “independent” within the meaning of the listing standards of the NYSE. The independent directors for 2012 were: Sangwoo Ahn, Kevin Jost, Ralph Patitucci and Hans Kessler. Mr. Kessler resigned from the Board of Directors effective May 11, 2012. Mr. Ahn also serves as Presiding Non-Executive Director of the Board of Directors. The Board of Directors has determined that none of these directors has any material relationship with the Company or its management that would impair the independence of their judgment in carrying out their responsibilities to the Company. In making this determination, the Board of Directors considers all relevant facts and circumstances, not merely from the directors’ standpoint, but from that of the persons or organizations with which the director has an affiliation. Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationship. The Board also considers any transaction or series of similar transactions, or any currently proposed transaction or series of similar transactions, between the Company or any of its subsidiaries and a director to be material if the amount involved exceeds $120,000, exclusive of directors’ fees, in any of the last three fiscal years.

Corporate Governance Guidelines

Corporate governance guidelines have been adopted by the Board of Directors and address director qualification standards; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession and an annual performance evaluation of the Board. The Corporate Governance Guidelines are available on the Company’s website at www.furmanite.com, and in print without charge upon written request to Investor Relations, Furmanite Corporation, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042.

Code of Ethics

The Company has adopted a Code of Ethics applicable to all employees, including the principal executive officer, principal financial officer, principal accounting officer and the directors. Copies of the Code of Ethics are available on the Company’s website at www.furmanite.com and will be provided without charge upon written request to Investor Relations, Furmanite Corporation, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042. The Company intends to post on the Company’s website any amendments to, or waivers of, the Code of Ethics applicable to executive officers and directors should such arise.

Executive Sessions of Non-Management Directors

The non-management directors of the Company, which are all of the Board members other than the Chairman, meet at regularly scheduled executive sessions without management. Mr. Ahn serves as the presiding non-executive director at those executive sessions.

Communications with Directors

The Board of Directors has established a process for the Company’s stockholders and other interested parties to communicate with the Presiding Non-Executive Director, the Board of Directors as a whole, the non-management or independent directors as a group, or any committee or individual member of the Board of Directors. Such communication should be in writing, addressed to Furmanite Corporation, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042 in care of Chairman of the Nominating and Governance Committee. All such correspondence is reviewed by such individual, who will forward the material to the applicable director (excluding routine advertisement and business solicitations).

Board Leadership Structure

The Board of Director’s policy with respect to the separation of Chairman and Chief Executive Officer positions is that the interests of the Company’s stockholders are best served by a policy that enables the Board of Directors to make a determination regarding its Chairman based on the Company’s needs and the particular skill sets that are available at the time. The Company’s Board of Directors has decided to combine the role of Chairman and Chief Executive Officer. The Board of Directors believes that the Company’s Chief Executive Officer is currently best situated to serve as Chairman because he is the director most familiar with the Company’s business and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Company’s independent directors bring experience, oversight and expertise from outside the Company, while the Chief Executive Officer brings company-specific experience and expertise. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer facilitates information flow between management and the Board of Directors. In addition, on April 1, 2010, Mr. Ahn was named Presiding Non-Executive Director. In such role, Mr. Ahn assists the Chairman and the remainder of the Board of Directors in assuring effective corporate governance in managing the affairs of the Board of Directors and the Company. The Company’s Board of Directors recognizes that no single leadership model is right for all companies at any particular time and that, depending on the circumstances, other leadership models, such as a separate Chairman and Chief Executive Officer, might become appropriate.

Board’s Role in Risk Oversight

The Board of Directors is actively involved in oversight of risks that could affect the Company. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

The Audit Committee of the Board of Directors is charged by its charter with the responsibility to discuss with management the Company’s policies and procedures to assess, monitor and manage significant risks or exposures and the steps management has taken to monitor and control such risks, including business risk and legal and ethical compliance programs such as the Company’s Code of Ethics.

In addition to the formal compliance program, the Board and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations.

Committees of the Board of Directors

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee, each of which is described below.

Audit Committee

The Board has an Audit Committee, which for the year 2012 was comprised of Sangwoo Ahn (Chairman), Kevin Jost and Ralph Patitucci (and Hans Kessler through his retirement from the Board on May 11, 2012). Each of the members of the Audit Committee was independent as defined under the listing standards of the NYSE and the Exchange Act, and the Board of Directors of Furmanite has determined that Mr. Ahn is an “audit committee financial expert” as defined in the rules promulgated by the SEC. Both Mr. Ahn and Mr. Jost serve on the audit committees of one public company other than Furmanite. The Audit Committee and the Furmanite Board have determined that Mr. Ahn’s and Mr. Jost’s simultaneous service on another audit committee will not impair their ability to effectively serve on the Furmanite Audit Committee. The Audit Committee held eight meetings during 2012, including regularly scheduled and special meetings, which were attended by all of the committee members at the times of such meetings.

The functions of the Audit Committee include the selection, engagement and retention of the independent accountants, the planning of, and fee estimate approval for, the annual audit of the consolidated financial statements, the review of the results of the examination by the independent accountants of the consolidated financial statements, the pre-approval of any non-audit services performed by the independent accountants and consideration of the effect of such non-audit services on the accountants’ independence. The Audit Committee has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties. The Audit Committee operates under a written charter adopted by the entire Board of Directors of Furmanite, which is available on Furmanite’s website at www.furmanite.com and in print without charge upon written request.

The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by writing in care of Chairman of the Audit Committee, Furmanite Corporation, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042.

Compensation Committee

The Board has a Compensation Committee, which for 2012 was comprised of Kevin Jost (Chairman), Sangwoo Ahn and Ralph Patitucci (and Hans Kessler through his retirement from the Board on May 11, 2012), each of whom was “independent” as defined under the listing standards of the NYSE. The function of the Compensation Committee is to review and approve the compensation programs for the Named Executive Officers and other key personnel of Furmanite and its subsidiaries and to review and approve incentive, share option or other bonus plans or programs for the Named Executive Officers and other key employees of Furmanite and its subsidiaries. The Compensation Committee held eight meetings during 2012, including regularly scheduled and special meetings, which were attended by all of the committee members who were members at the time of such meetings. The Compensation Committee operates under a written charter adopted by the entire Board of Directors, which is available on Furmanite’s website at www.furmanite.com and in print without charge upon written request.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee was an officer or employee of the Company during 2012 or during any previous year or had any relationship requiring disclosure pursuant to SEC rules. In addition, during 2012, none of the Company’s executive officers served as:

•

a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee;

•	a director of another entity, one of whose executive officers served on the Compensation Committee; or

•

a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as one of the Company’s directors.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee, which for 2012 consisted of Sangwoo Ahn (Chairman), Kevin Jost and Ralph Patitucci (and Hans Kessler through his retirement from the Board on May 11, 2012), each of whom is “independent” as defined under the listing standards of the NYSE and who constituted all of the non-employee directors. The Nominating and Governance Committee held one meeting during 2012, which was attended by all of the standing committee members as of the date of such meeting.

The Nominating and Governance Committee considers and recommends future director nominees to the Board, including nominees recommended by stockholders of the Company. The Nominating and Governance Committee ensures that the composition of the Board reflects a broad range of skills, expertise, industry knowledge, contacts relevant to the Company’s business and diversity — diversity being broadly construed to mean a variety of opinions, perspectives, experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements of the Company’s Board of Directors at that point in time.

The Nominating and Governance Committee also develops and recommends to the Board corporate governance guidelines for the Company and reviews, from time to time, the Company’s policies and processes regarding principles of corporate governance. The Nominating and Governance Committee operates under a written charter adopted by the entire Board of Directors, which is available on Furmanite’s website at www.furmanite.com and in print without charge upon written request.

Any stockholder wishing to submit a candidate for the Nominating and Corporate Governance Committee’s consideration for nomination for election at the 2014 Annual Meeting of Stockholders must submit such recommendation in writing by November 27, 2013, to the Principal Financial Officer of the Company, Furmanite Corporation, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042. Any submitted recommendations must be accompanied by a statement of qualifications of the recommended nominee and a letter from the nominee affirming that he or she will agree to serve as a director of Furmanite if elected by the stockholders.

Certain information concerning the consideration by the Nominating and Governance Committee of director candidates proposed by stockholders, specific minimum qualifications which the Nominating and Governance Committee believes must be met for a nominee to be considered to serve as a director of the Company, any specific qualities or skills that are necessary for one or more of the Company’s directors to possess, and the process for identifying and evaluating nominees, including those recommended by stockholders, are contained in the Company’s Corporate Governance Guidelines, described above.

PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, the Company is seeking a non-binding advisory vote from its stockholders to approve the compensation of the Name Executive Officers (“say on pay”) as described in detail under “Compensation Discussion and Analysis” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement. At the Company’s 2011 Annual Meeting of Stockholders, the Company submitted a non-binding proposal to its stockholders as to the frequency for which the Company should hold say on pay votes. At the 2011 Annual Meeting, the Company’s stockholders supported holding an annual say on pay vote, and the Board of Directors has determined that it will submit such vote to the Company’s stockholders every year at the Company’s annual meeting. As a result, the Company will submit a say on pay proposal to its stockholders at each annual meeting until the Company is required to submit to its stockholders another proposal on the frequency of such vote within the next four years.

This proposal gives stockholders the opportunity to express their views on the Company’s executive officer compensation. Because this stockholder’s vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee. However, the Compensation Committee, which is comprised of independent directors, will take into account the outcome of the vote when making future executive officer compensation decisions.

As discussed below under “Compensation Discussion and Analysis”, the Company believes that its compensation policies and decisions are designed to deliver a performance-based pay philosophy, are aligned with the long-term interests of the Company’s stockholders and are competitive. The Company’s principal compensation policies enable it to attract and retain talented executive officers to lead the Company in the achievement of its business strategy. The Company believes its compensation policies balance short-term and long-term incentives that promote the creation of stockholder value.

The Company is presenting this proposal, which gives its stockholders the opportunity to approve its executive officer compensation as disclosed in this Proxy Statement by voting on the following resolution:

Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

You have the opportunity to vote “FOR” or “AGAINST” or to “ABSTAIN” from voting on this non-binding resolution relating to executive compensation. The SEC rules adopted in response to the matters pertaining to executive compensation in the Dodd-Frank Act did not specify a voting standard with respect to this proposal. As a result, pursuant to the Company’s bylaws, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on a non-binding, advisory basis, the Company’s executive compensation. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

The Board of Directors unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of the Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis presents information about the compensation programs for senior executives and key personnel of the Company and its subsidiaries, including the executive officers named in the Summary Compensation Table on page 15.

The Compensation Committee of the Board of Directors (the “Committee”) is comprised of Kevin R. Jost (Chairman), Sangwoo Ahn and Ralph Patitucci and is charged with the responsibility of reviewing and approving the compensation programs for the Company’s named executive officers (the “Named Executive Officers”), who are set forth in the Summary Compensation Table, and key personnel of Furmanite and its subsidiaries and to review and approve incentive, share option or other bonus plans or programs for the Named Executive Officers and key employees of Furmanite and its subsidiaries. All members of the Committee are independent under applicable NYSE standards. Specific duties and responsibilities include but are not limited to:

•	Establish and oversee the Company’s executive compensation policy and strategy.

•

Review and approve compensation goals and objectives for the Chief Executive Officer (“CEO”), evaluate the CEO’s performance relevant to those goals and determine and approve the CEO’s compensation based upon the results of the evaluation.

•	Provide recommendations to the Board of Directors regarding the compensation of the Company’s officers.

•	Develop performance targets and criteria underlying the Company’s various incentive compensation plans and administer stock-based compensation plans.

•

Interact in its discretion with outside advisors, consultants or internal employee resources as appropriate regarding the Company’s current compensation and benefit plans as well as periodic assessment of current market practices, trends and legislative developments which affect compensation and benefit plans.

•	Monitor regulations guiding corporate governance policies and procedures pertaining to executive compensation as governed by the SEC, NYSE and other regulatory authorities.

•	Review and determine Company programs to provide compensation to non-employee directors.

•	Provide assurance that the Company’s compensation program for the CEO and other officers is aligned with the Company’s overall business strategy and focuses upon value to the Company’s stockholders.

The executive compensation strategy is based on the following principles and objectives:

•

Executive compensation should be aligned with the Company’s overall business strategy of maximizing shareholder value by becoming the world leader in all of its service lines through customer responsiveness, innovation and differentiation, teamwork and collaboration, and providing perfect service and products, with executives leading the Company in driving continuous improvement and global growth through a unified organization.

•

Compensation should be commensurate with the achievement of increased returns to stockholders, the officers’ individual contributions to the organization and comparability to market data of business enterprises similar in size and scope to the Company’s operations.

•

Overall pay targets should reflect the Company’s intent to pay executive base salaries at levels consistent with available established market data surveys and other externally obtained comparative data.

•	Key executives, responsible for establishing and executing the Company’s business strategy, should have incentive opportunities that are tied to the creation of stockholder value.

•

To the extent that is practical and consistent with the overall corporate business strategy, Company incentive plans should be in full compliance with the provisions of the Internal Revenue Code of 1986, as amended, allowing tax deductibility for executive compensation.

•	Stock ownership is an important component for ensuring executives’ and key employees’ interests are aligned with those of stockholders.

•	To facilitate stock ownership for executives, the Company should provide stock-based incentive plans that focus on the creation of stockholder value.

•

The compensation strategy for the Company should continue to place a greater emphasis on stock-based incentives and related long-term opportunities, with limited availability to special executive benefits and perquisites.

Peer Analysis

Role of the External Compensation Advisor

In the spring of 2012, the Committee engaged Burke Group as its external independent compensation advisor. Burke Group’s primary tasks included advising the Committee in its evaluation of the Company’s overall compensation program for senior executives, including the review and analysis of long-term incentives benchmarked against industry peer organizations, and providing observations related to base salaries and annual incentives. The following companies were selected by Burke Group and the Committee based on their similar size or provision of similar services for compensation comparison purposes: Team, Inc.; ENGlobal Corporation; Lime Energy Company; Matrix Service Company; Brady Corporation; Mistras Group, Inc.; Stantec, Inc.; Unitek Global Services, Inc.; Versar Inc.; and VSC Corporation.

In June 2012, Burke Group presented the Committee with an evaluation of the Company’s overall compensation program for its senior executives and made recommendations with respect to value ranges of long-term incentive grants as well as the form of such equity compensation. Burke Group’s analysis was utilized by the Committee in their consideration of all aspects of the Company’s compensation programs and to establish base salaries, short-term cash incentives and long term equity incentive awards for the Company’s senior executive officers and to determine non-employee director compensation for fiscal 2012. The Committee determined that, although results varied by individual, compensation of the Company’s Named Executive Officers is within the median of their respective peers in total compensation and is consistent with the compensation philosophy of the Company.

Burke Group was engaged by, and reported directly to, the Committee. Both Burke Group and the Committee acknowledged that, in order to perform the services requested by the Committee, Burke Group needed to obtain information and data from, and otherwise interact with, management. Management did not, however, direct Burke Group’s activities. The Company paid Burke Group approximately $15,000 for its services as independent consultant during 2012. Other than these services provided for the Committee in 2012, Burke Group has not performed any other services for the Company. The Committee is satisfied that Burke Group meets the independence requirements as set forth in SEC rules issued on June 20, 2012 regarding compensation advisor independence.

Industry Compensation Comparison Groups

In addition to utilizing analysis provided by Burke Group, the Committee evaluates broad-based surveys prepared by services such as Equilar and Salary.com as part of determining executive compensation. The surveys include companies in similar industries and/or with similar revenues to the Company and are used in aggregate form with no individual company used in a formal benchmarking process. The Company does not provide any input with respect to the identification of these companies. Following a review of individual performance, comparative compensation levels were informally referenced among the previous mentioned factors.

Elements of Compensation

The principal elements of compensation available to the Committee with respect to compensation for the Named Executive Officers include base salary, annual bonus opportunity, long-term equity-based incentives (stock options, restricted stock or restricted stock units), and retirement benefits that are the same as those provided to all employees.

The Committee annually reviews the compensation of the Company’s Chief Executive Officer. The review includes the Company’s operations and results as well as leadership skills of the Chief Executive Officer. The Committee also assesses the Chief Executive Officer’s ability to meet the goals and objectives that are set forth by the Board of Directors in strategic planning, short-term and long-term financial results and succession planning. The Committee, with the advice of the Chief Executive Officer for other Named Executive Officer positions, reviews these elements of compensation on an as needed basis taking into consideration each Named Executive Officer’s past and expected contributions to the Company’s business. In designing executive compensation, the Committee considers the accounting and tax effect that the components will or may have on the Company or the Named Executive Officers.

Base salaries are intended to be competitive with the marketplace, taking into account the scope of responsibility, the relevant background, experience and tenure and the past and future potential contributions of the Named Executive Officers to the Company. Base salaries should offer the executive security and allow the Company to maintain a stable management team. Available data on base salaries of executive officers of companies of similar revenue size and/or market value providing similar services to similar customers within the same industry, which is typically gathered through information provided by outside advisors or consultants, searches of publicly available information or from published salary survey sources, are periodically compared to the Named Executive Officers’ base salaries with the objective of keeping base salaries at comparable levels. The Committee reviews the base salaries of the Named Executive Officers on an annual basis, or as otherwise dictated by special circumstances (e.g., promotions, new hires, etc.). In addition, the Committee reviews the Company’s annual operating results, and in consideration of other relevant internal and external factors, including, but not limited to, factors impacting such results, provides recommendations to the Board of Directors for annual performance based and discretionary bonuses to the Named Executive Officers as deemed appropriate.

The Committee believes that Named Executive Officers should have a meaningful portion of their total compensation opportunity linked to increasing shareholder value through the Company’s business strategy of focusing upon growth opportunities and continued improvements in operating profits as well as service levels. The Committee utilizes long-term equity awards, such as stock options, restricted stock awards, and restricted stock units, to Named Executive Officers as long-term equity-based incentives that most closely align their interests with stockholders.

Stock options are issued as approved by the Committee with an exercise price equal to the closing price of the Company’s common stock on the date of the grant and typically vest over a four to five-year period. The Committee considers the level of stockholdings of each of the Named Executive Officers and alternative forms of incentive compensation and the past and future potential contributions of the Named Executive Officers to the Company that will create value for the Company’s stockholders in determining the granting and vesting of restricted stock awards. The amounts as well as timing of the grants to each Named Executive Officer may vary each year based on established performance objectives, or the executive’s performance and the executive’s total compensation package.

The Committee also utilizes performance-based long-term equity incentive awards, including stock options and restricted stock units, to focus the Named Executive Officers’ on financial and operational objectives that the Committee believes are primary drivers of future growth. The performance targets for these awards, which generally vest over three to eight years, are linked to measures such as pre-tax earnings and earnings per share and require the Named Executive Officers to achieve annual targets, as established by the Committee, otherwise the awards are forfeited. The annual targets are aligned with targets established for the Company’s annual incentive program for other employees and are set at a target level of pre-tax earnings, which the Committee determines is attainable with outstanding performance under expected economic conditions. While the Committee’s expectation is that the performance targets set for the awards be attainable, no performance based awards vested in 2011 or 2012 and 25% and 33.3% of the performance-based awards granted in 2011 and 2012, respectively, were forfeited in 2012 as a result of not achieving the established targets. The Committee grants performance based awards, typically in the first quarter of the fiscal year, following the issuance of the prior year’s audited financial statements and final approval of the current year budget, although exact timing and specific form of the awards may vary from year to year based on specific circumstances.

The Committee evaluates “clawback” policies and their applicability to the compensation programs for Named Executive Officers as such compensation awards are earned. In addition, the Committee recognizes the Company’s requirement for compliance with Section 304 of the Sarbanes-Oxley Act of 2002, which requires the CEO and Principal Financial Officer of the Company to reimburse the Company for any bonus or other incentive-based or equity-based compensation received by them from the Company and any profits realized by them from the sale of securities of the Company during that twelve-month period following the filing with the Securities and Exchange Commission of any financial document that requires restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws.

Named Executive Officers may participate in the Company’s Savings Investment Plan (the “401(k) Plan”) and other employee benefits that are provided or available to all employees, including medical insurance and life and disability insurance. The Company has no supplemental benefit or deferred compensation plans that provide benefits to Named Executive Officers that are not available to all employees. Perquisites available to Named Executive Officers are minimal in amount and do not exceed $10,000 per person. The Company does not provide Named Executive Officers with company cars or country club memberships and does not own or lease an aircraft. The Company does not have employment agreements with its Named Executive Officers and does not have an established policy related to stock ownership guidelines.

The Committee uses the above elements of compensation to attract and retain Named Executive Officers and maintain a stable team of effective leaders, to balance the compensation of the Named Executive Officers with the short-term and long-term objectives of the Company and to align the interests of the Named Executive Officers with the stockholders. Prior compensation or amounts realizable from prior compensation are not considered in setting other elements of compensation.

Risk – Related Compensation Policies and Practices

The Board of Directors has determined that the Company’s policies and practices regarding compensating its employees do not give rise to risks that are reasonably likely to have a material adverse effect on the Company.

2012 “Say-on-Pay” Advisory Vote on Executive Compensation

Furmanite provided its stockholders with a “say on pay” advisory vote on executive compensation in 2012 under Section 14A of the Exchange Act. At the Company’s 2012 Annual Meeting of Stockholders, Furmanite’s stockholders expressed substantial support for the compensation of the Company’s Named Executive Officers, with approximately 75% of the votes cast for approval of the “say on pay” advisory vote on executive compensation. The Committee evaluated the results of the 2012 advisory vote at a meeting in the second quarter of 2012. The Committee also considered many other factors in evaluating the Company’s executive compensation programs as discussed in this Compensation Discussion and Analysis. Based on all of these factors the Compensation Committee increased the percentage of compensation to Named Executive Officers and other key employees that is dependent on the achievement of performance targets. The Committee approved an award of stock options and restricted stock units to the Named Executive Officers and other key employees, which are subject to the achievement of certain performance conditions, including global Company pre-tax earnings thresholds, and which include a retention requirement for a portion of any awards earned under the program, as described within Elements of Compensation above and in the “Grants of Plan-Based Awards Table” below.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

To the Board of Directors of

Furmanite Corporation:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K for fiscal year 2012 (included in this proxy statement) with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement, for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Members of the Compensation Committee

Kevin R. Jost, Chairman

Sangwoo Ahn

Ralph Patitucci

Dated: March 27, 2013

EXECUTIVE COMPENSATION

Summary of Compensation

The following table sets forth information concerning the annual and long-term compensation paid for services to the Company in all capacities for the fiscal years ended December 31, 2012, 2011 and 2010 to each of the Named Executive Officers of Furmanite:

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e)(2)	Option Awards ($)(f)(2)	All Other Compensation ($)(i)(1)	Total ($)(j)

Charles R. Cox	2012	450,000	-	289,750	267,750	171,875	1,179,375
Chairman of the Board and Chief	2011	439,583	75,000	150,000	-	10,592	675,175
Executive Officer	2010	333,333	300,000	-	210,424	112,500	956,257

Joseph E. Milliron	2012	400,000	-	209,000	196,000	159,130	964,130
President and Chief Operating Officer	2011	389,583	60,000	125,000	-	20,741	595,324
	2010	350,000	225,000	-	51,654	9,800	636,454

Robert S. Muff	2012	250,000	-	83,750	78,750	107,142	519,642
Controller, Principal Accounting Officer	2011	244,792	30,000	80,000	103,853	22,211	480,856
and Principal Financial Officer	2010	214,344	100,000	-	100,356	8,574	423,274

William F. Fry	2012	64,423	-	-	56,600	27,959	148,982
General Counsel and Secretary (3)

John J. Mannion	2012	59,915	-	-	-	21,984	81,899
Treasurer (4)

(1)

Includes the Company’s contributions in 2012, 2011, and 2010, respectively, to the 401(k) Plan on behalf of Mr. Milliron ($9,800, $14,700 and $9,800), Mr. Muff ($9,800, $14,079 and $8,574), and Mr. Cox ($9,800 in each of 2012 and 2011), as well as employer contributions for insurance. Also includes in 2012 the amount of relocation costs of $162,000, $144,000 and $90,000 to Mr. Cox, Mr. Milliron and Mr. Muff, respectively, and in 2010 the amount of relocation costs of $100,000 and Board of Director fees of $12,500 to Mr. Cox. The 2012 amount also includes $19,846 of separation pay for Mr. Mannion and a $25,000 payment to Mr. Fry associated with his joining the Company.

(2)

The amounts shown in columns (e) and (f) represent the dollar amounts of share-based compensation granted in the applicable fiscal year in accordance with FASB ASC Topic 718 for performance-based and time-based restricted stock units, and stock option awards granted to each of the Named Executive Officers. The 2012 amounts in columns (e) and (f), which vest ratably over a three-year period, and certain of which only vest upon attainment of established performance criteria, include $89,250, $65,333 and $26,250 of stock options and $38,250, $28,000 and $11,250 of restricted stock units awarded to Messrs. Cox, Milliron and Muff, respectively, which were forfeited as of the end of 2012 as a result of not achieving those performance targets. The 2011 amounts in column (e), which vest over a period of up to eight years and only upon achievement of established performance criteria, include $37,500, $31,250 and $20,000 of restricted stock units awarded to Messrs. Cox, Milliron and Muff, respectively, which were forfeited during 2012 as a result of not achieving those performance targets. See the “Outstanding Equity Awards at Fiscal Year End Table” below for details of awards outstanding as of December 31, 2012.

(3)	Mr. Fry was named General Counsel and Secretary on December 6, 2012. He was not a Named Executive Officer in 2010 or 2011 and accordingly information with respect to such years is not included.

(4)

Mr. Mannion joined Furmanite Worldwide, Inc. in December 2011 as Treasurer and served as a Named Executive Officer of the Company from January 2012 through April 2012 when his employment with the Company terminated.

Plan-Based Awards

The following table presents individual grants of plan-based awards granted during the year ended December 31, 2012 to the Company’s Named Executive Officers.

GRANTS OF PLAN-BASED AWARDS TABLE

								All other stock awards: number of shares of stock or units (#)(i)(2)	All other option awards: number of securities underlying options (#)(j)	Exercise or base price of option awards ($/sh)(k)	Grant date fair value of stock and option awards ($)(l)(3)

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards (1)
Name(a)	Grant Date(b)	Threshold ($)(c)	Target ($)(d)	Maximum ($)(e)	Threshold (#)(f)	Target (#)(g)	Maximum (#)(h)

Charles R. Cox	3/2/2012	-	-	-	-	-	-	25,036	-	-	175,000

Charles R. Cox	6/28/2012	-	-	-	-	127,370	-	-	-	4.63	382,500

Joseph E. Milliron	3/2/2012	-	-	-	-	-	-	17,883	-	-	125,000

Joseph E. Milliron	6/28/2012	-	-	-	-	93,239	-	-	-	4.63	280,000

Robert S. Muff	3/2/2012	-	-	-	-	-	-	7,153	-	-	50,000

Robert S. Muff	6/28/2012	-	-	-	-	37,461	-	-	-	4.63	112,500

William F. Fry	10/18/2012	-	-	-	-	-	-	-	20,000	4.93	56,600

(1)

Restricted stock unit grants and stock options were issued to key employees in 2012 under the Company’s 1994 Stock Incentive Plan, as amended. The awards granted on June 28, 2012 become eligible for vesting at the rate of 33.3% per year beginning June 28, 2013, with eligibility for vesting contingent upon achieving pre-tax earnings targets set by the Board of Directors at the time the awards are granted. The pre-tax earnings targets set by the Board of Directors for the year ended December 31, 2012 were not achieved and accordingly 33.3% of the awards granted on June 28, 2012 were forfeited as of December 31, 2012. The awards granted on June 28, 2012 shown in the table above are gross of forfeitures of 8,261, 6,048 and 2,430 restricted stock units and 34,195, 25,032 and 10,057 stock options for Messrs. Cox, Milliron and Muff, respectively. All unvested restricted stock units and stock options are forfeited if the executive leaves the Company under any unapproved conditions.

(2)

The restricted stock unit grants issued to key employees on March 2, 2012 under the Company’s 1994 Stock Incentive Plan, as amended, vest at a rate of 33.3% annually beginning March 2, 2013. All unvested restricted stock units are forfeited if the executive leaves the company under any unapproved conditions.

(3)

For a description of the assumptions made in calculation the grant date fair value of the stock awards granted during fiscal 2012 in accordance with ASC 718, see Note 10 in the Company’s footnotes to its audited financial statements as filed in the Form 10-K for the year ended December 31, 2012. These amounts reflect the accounting value for these awards and do not correspond to the actual value, if any, that may be received by the Named Executive Officers for these awards.

Outstanding Equity Awards

The following table sets forth information on the outstanding awards (outstanding stock options and unvested stock awards) held by Named Executive Officers as of December 31, 2012:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards					Stock Awards
									Equity Incentive Plan Awards
						Number of Shares of Stock or Units		Market Value of Shares or Units of Stock	Number of Unearned Shares, Units or Other Rights		Market or Payout Value of Unearned Shares, Units or Other Rights
	Number of Securities Underlying			Option	Option	That		That	That Have Not		That Have Not
	Unexercised Options (#)			Exercise	Expiration	Have Not		Have Not	Vested		Vested
Name (a)	Exercisable (b)	Unexercisable (c)		Price ($)(e)	Date (f)	Vested (#)(g)		Vested ($)(h)(1)	(#)(i)		($)(j)(1)

Charles R. Cox	-	-		-	-	25,036	(7)	134,443	31,603	(8)	169,708
	30,000	-		2.46	8/3/2014	-		-	-		-
	20,000	-		2.38	8/18/2015	-		-	-		-
	50,000	50,000	(2)	3.85	3/10/2020	-		-	-		-
	-	68,391	(6)	4.63	6/28/2015	-		-	-		-

Joseph E. Milliron	-	-		-	-	17,883	(7)	96,032	24,662	(8)	132,435
	80,000	20,000	(3)	5.07	12/10/2013	-		-	-		-
	-	50,064	(6)	4.63	6/28/2015	-		-	-		-

Robert S. Muff	-	-		-	-	7,153	(7)	38,412	12,902	(8)	69,284
	21,000	14,000	(4)	5.10	3/24/2020
	10,000	15,000	(4)	7.08	3/7/2021	-		-	-		-
	-	20,115	(6)	4.63	6/28/2015	-		-	-		-

William F. Fry	-	20,000	(5)	4.93	10/18/2022	-		-	-		-

(1)	Based on the December 31, 2012 closing price of $5.37.

(2)	The option awards for Mr. Cox vest at 25% annually beginning March 10, 2011 and expire March 10, 2020.

(3)	The option awards for Mr. Milliron vest at 20% annually beginning December 10, 2009 and expire December 10, 2013.

(4)	The option awards for Mr. Muff vest at 20% annually beginning March 24, 2011 and March 2, 2012, respectively, and expire March 24, 2020 and March 7, 2021, respectively.

(5)	The option awards for Mr. Fry vest at 25% annually beginning October 18, 2013 and expire October 18, 2022.

(6)

The option awards will vest 33.3% annually beginning June 28, 2013 if performance targets are achieved (see “Grants of Plan-Based Awards Table”, footnote (1) for a full description of the awards). The quantities reflected above are net of 33.3% of the option awards forfeited for failure to achieve the established performance targets for the first year’s tranche of awards. All unvested stock option awards expire June 28, 2015.

(7)	The restricted stock units vest 33.3% annually beginning March 2, 2013.

(8)

Includes 16,523, 12,095 and 4,859 of restricted stock units awarded to Messrs. Cox, Milliron and Muff, respectively, in 2012 which will vest 33.3% annually beginning June 28, 2013 if performance targets are achieved (see “Grants of Plan-Based Awards Table”, footnote (1) for a full description of the awards). Also includes 15,080, 12,567 and 8,042 of restricted stock units awarded to Messrs. Cox, Milliron and Muff, respectively, in 2011 for which up to 50% of the total restricted stock units will vest on June 14, 2015, and an additional 12.5% will vest on each subsequent anniversary date (years 5 through 8 from the grant date) if annual earnings per share targets are achieved. The quantities reflected above are net of 33.3% of the 2012 awards and 25% of the 2011 awards which were forfeited for failure to achieve the established performance targets for the first year’s tranche of each of the awards.

The following table sets forth the options exercised and the stock awards vested during 2012 with respect to Named Executive Officers.

OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)(b)	Value Realized on Exercise ($)(c)	Number of Shares Acquired on Vesting (#)(d)	Value Realized on Vesting ($)(e)

Charles R. Cox	-	-	10,000	45,300

Pension Benefits

The Company does not provide or maintain a defined benefit plan for its Named Executive Officers, nor does the Company have a plan for nonqualified deferred compensation. To assist in their provisions for their retirement years, Named Executive Officers are eligible to participate in the Company’s 401(k) Plan under the same terms and conditions as all other employees of the Company and its subsidiaries.

Potential Payments on Change in Control or Upon Termination

Change in Control

The Company does not offer change in control or termination agreements to its key employees. One change in control agreement remains in effect from when such agreements were permitted by the Company. The terms of that agreement, which is with Mr. Milliron, are summarized below.

Under the agreement with Mr. Milliron, a “change in control” occurs if, under certain specified circumstances:

(i)

specified persons (generally defined as those directors serving at the effective date of the termination agreement and those appointed or recommended by such persons) cease to constitute a majority of the members of the Board;

(ii)

a merger of the Company or one of its affiliates occurs, unless the beneficial owners of the voting securities of the Company immediately prior to such merger own at least 50 percent of the combined voting power of the Company, the surviving entity, or the parent of the surviving entity immediately after such merger;

(iii)

a third person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company having 30% or more of the total number of votes that may be cast for the election of directors of the Company; or

(iv)	a sale, transfer, lease or other disposition of all or substantially all of the Company’s assets is consummated.

If a change in control occurs and the employment of Mr. Milliron terminates, other than due to his death or disability or by termination of employment by the Company for cause (as defined in the agreement), the Company will pay Mr. Milliron 299% of his annualized base salary immediately prior to the change in control.

In addition to the payment of a percentage of annualized salary discussed above,

(a)

all stock and option awards held by Mr. Milliron shall immediately become vested, exercisable, and non-forfeitable and all conditions thereof shall be deemed to have been satisfied, subject to the terms and conditions of the plan or agreement by which they were granted;

(b)

the Company shall pay to Mr. Milliron the undiscounted value of any contributions which the Company would have made to his account with the Company’s 401(k) Plan had Mr. Milliron’s employment continued for three years;

(c)	the Company shall continue any provisions of accident and health insurance benefits being provided to Mr. Milliron for a period of three years; and

(d)

the Company shall provide any benefits under any post-retirement health care insurance plans then in effect to which Mr. Milliron would have become entitled had his employment continued for a period of three more years.

Should payments to Mr. Milliron be subject to the excise tax of Section 4999 of the Internal Revenue Code or any similar tax payable under any United States federal, state, or local statute, then, subject to certain conditions within the termination agreement, the Company shall pay additional amounts to Mr. Milliron so as to place him in the same economic position he would have been in had no excise tax been imposed.

The following table shows the amounts (in dollars) which would be payable to Mr. Milliron under the termination agreement if such a change in control of the Company would have occurred at December 31, 2012:

Name	Total Value as a Multiple of Annualized Base Salary ($)	Undiscounted Company 401K Match ($)	Provision for Accident & Health Insurance Benefits ($)	Rights to Post Retirement Health Care ($) (2)	Value of Unexercisable Options ($) (1)	Value of Restricted Stock Awards that would Vest ($)	Gross Up for Excise Taxes ($)	Total ($) Compensation
Joseph E. Milliron	1,196,000	29,400	31,841	-	6,000	-	-	1,263,241

(1)	Calculated as the difference between the December 31, 2012 closing price of the stock and the exercise price of the option.

(2)	Retiree pays 100% of the cost of benefit.

Termination Compensation Not In Connection with a Change in Control

The Company does not have employment contracts or agreements with its Named Executive Officers. In the event of termination for whatever reason, other than related to a change in control of the Company as discussed above, such individuals would be entitled to participate in the same post termination benefits and subject to the same conditions as all other employees of the Company and its subsidiaries.

Compensation of Non-Employee Directors

The Board of Directors provides compensation plans to attract and retain qualified individuals to serve on the Company’s Board of Directors. Each non-employee director is paid an annual cash retainer fee for service on the Board as well as all Committees, and receives periodic equity-based awards. The Board of Directors provides a mix of cash and periodic equity-based awards to more closely align their interests with the stockholders.

The table below sets forth the compensation the Company paid to its non-employee directors for service during 2012.

DIRECTOR COMPENSATION TABLE

Name (a)	Earned or Paid in Cash ($)(b)	Stock Awards ($)(c)	Total ($)(h)

Sangwoo Ahn	100,000	69,900	169,900
Kevin R. Jost	75,000	69,900	144,900
Ralph Patitucci	75,000	69,900	144,900
Hans Kessler	37,500 (1)	69,900	107,400

(1)	Mr. Kessler resigned from the Board of Directors effective May 11, 2012.

The fee shown in column (b) above includes compensation for service earned and accrued in 2012 on the Board and all Committees. The amounts shown in column (c) represent the amounts recognized in accordance with FASB ASC 718. At December 31, 2012, Mr. Ahn had outstanding stock options for 30,000 shares of common stock, Messrs. Ahn and Jost each had 40,000 shares of unvested stock awards and Mr. Patitucci had 20,000 shares of unvested stock awards.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors of the Company, which operates under a written charter adopted by the entire Board, serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Company’s management has primary responsibility for preparing the Company’s financial statements and for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm, UHY LLP, is responsible for expressing opinions on the conformity of the Company’s audited financial statements to generally accepted accounting principles in the United States and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Pubic Company Accounting Oversight Board.

In this context, the Audit Committee hereby reports as follows:

1)

The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2012 with management and UHY LLP, the Company’s independent registered public accounting firm.

2)

The Audit Committee has reviewed and discussed with the Company’s management and UHY LLP management’s assessment that the Company maintained effective internal control over financial reporting as of December 31, 2012.

3)

The Audit Committee has discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

4)

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

5)

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K (17 CFR 249.310) for the fiscal year ended December 31, 2012, for filing with the SEC.

Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

Members of the Audit Committee

Sangwoo Ahn, Chairman

Kevin R. Jost

Ralph Patitucci

Dated: March 27, 2013

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected UHY LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013, and the Board of Directors recommends that the stockholders ratify such appointment at the Annual Meeting.

UHY LLP has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of registered public accounting firm by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of UHY LLP will be present at this year’s Annual Meeting of Stockholders. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

In the event the stockholders fail to ratify the selection of UHY LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the selection of the independent registered public accounting firm.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

On June 1, 2012, the Company dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm at the direction of the Board of Directors of the Company and upon the recommendation of the Audit Committee of the Board. During the years ended December 31, 2011 and 2010 and through the date of this Form 10-K, there were no (1) disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Grant Thornton to make reference in its reports on the Company’s consolidated financial statements for such years to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K. The audit reports of Grant Thornton on the consolidated financial statements of the Company, as of December 31, 2011 and for the years ended December 31, 2011 and 2010, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Effective June 1, 2012, the Company’s Audit Committee of the Board of Directors approved the engagement of UHY LLP (“UHY”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2012. During the Company’s two most recent fiscal years and the subsequent interim period preceding UHY’s engagement, neither the Company nor anyone on behalf of the Company consulted with UHY regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and UHY did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K. UHY has advised the Company that it will have in attendance at the May 9, 2013 Annual Meeting of Stockholders a representative who will respond to appropriate questions presented at such meeting regarding the Company’s financial results and condition at the close of its most recent fiscal year. Representatives of the firm will be afforded an opportunity to make a statement if they wish to do so.

The following table sets forth the aggregate fees billed for professional services rendered by the Company’s independent registered public accounting firms for 2012 and 2011:

	Years Ended December 31,
	2012	2011
UHY LLP
Audit Fees (1)	$462,698	$-
Audit-related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees	-	-

Total	$462,698	$-

Grant Thorton LLP
Audit Fees (1)	$33,039	$617,562
Audit-related Fees (2)	25,321	31,965
Tax Fees (3)	28,324	64,341
All Other Fees	-	4,650

Total	$86,684	$718,518

(1)

Fees for the audit of the Company’s annual financial statements, including fees related to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided by the Company’s independent registered public accounting firms in connection with statutory and regulatory filings or engagements for the fiscal year shown.

(2)	Fees for employee benefit plan audits.

(3)

Tax fees consist of fees billed for tax services that are unrelated to the audit of the Company’s financial statements and include assistance with respect to federal, state, local and foreign compliance, approved tax planning and other tax advice.

The Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firms. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Since May 6, 2003, the effective date of the SEC rules requiring pre-approval of audit and non-audit services, 100% of the services identified in the preceding table were pre-approved by the Audit Committee.

The Audit Committee of the Board of Directors of the Company considered whether the provision of services other than audit services for 2012 was compatible with maintaining the independent registered public accounting firms’ independence.

Company Policies Regarding Related Party Transactions

We do not have a written approval policy for transactions between the Company and its executive officers and directors. However, any proposed related transactions must be approved in accordance with both applicable law and applicable NYSE rules. For approval, a committee of independent directors of the Board must approve any transaction that requires disclosure in the Company’s proxy statement pursuant to Item 404 of Regulation S-K.

A related party is defined as any person who is, or was at any time during the most recently completed fiscal year, a director or executive officer of the Company; a nominee for director; or an immediate family member of a director or executive officer of the Company or director nominee; or any person who, at the time the transaction in which such person had a direct or indirect material interest occurred or existed, either beneficially owned five percent (5%) or more of the outstanding stock of a class of equity of the Company or was an immediate family member of such security holder. A transaction is defined by the Company as, but is not limited to, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships.

For the past fiscal year, no related party has any direct or indirect material interest in any transaction(s) or series of similar transactions to which the Company was or is to be a participant where the amount involved exceeded $120,000.

PROPOSAL FOUR

RATIFICATION OF THE AMENDMENT OF THE

FURMANITE 1994 STOCK INCENTIVE PLAN

On March 24, 1994, the Board of Directors of the Company approved, subject to approval of the stockholders of the Company, the Kaneb Services, Inc. 1994 Stock Incentive Plan (the “1994 Plan”). The 1994 Plan was approved at the 1994 Annual Meeting of the Company’s stockholders authorizing 1,600,000 shares of the Company’s Common Stock, no par value, for use under the 1994 Plan. The 1994 Plan was subsequently amended and restated on April 14, 2001, March 4, 2009, and June 14, 2011, with such amendments including an increase in the number of shares of the Company’s Common Stock, no par value, that may be granted under the 1994 Plan as stock options to 6,100,000 shares and as restricted stock awards and restricted stock units to 1,250,000 shares.

In order to continue its ability to recruit and retain senior executive talent and closely connect the interest of management with stockholder value, with a heavier emphasis on performance-based awards, as a result of continued and expected growth of the Company and in recognition of changes in current market practices with respect to long-term incentive programs, on March 7, 2013, the Board of Directors approved, subject to stockholder approval, an amendment and restatement of the 1994 Plan (the “2013 Amendment”) in order to (1) increase by 2,000,000 shares, to 8,100,000 shares, the number of shares of the Company’s Common Stock, no par value, with respect to which awards may be granted under the 1994 Plan, and (2) remove the limitation on the maximum number of shares allowed to be granted under the terms of the 1994 Plan which can be issued as restricted stock awards and restricted stock units.

The following is a summary of the 1994 Plan, as amended and restated by the 2013 Amendment (the “Plan”), a copy of which is hereby incorporated by reference and attached as Appendix A to this Proxy Statement. This summary is not a complete statement of the Plan and is qualified in its entirety by reference to the full text of the Plan.

The approval of the 2013 Amendment requires the affirmative vote of a majority of the votes cast at the 2013 Annual Meeting (provided that the total votes cast upon this proposal represent over fifty percent (50%) of all shares entitled to vote on this proposal). An abstention will have the same legal effect as a vote against the proposal and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the 2013 Amendment. The approval of the 2013 Amendment is considered a non-discretionary item. Brokers are not permitted to vote on non-discretionary items without instructions from the beneficial owners of their common stock. Therefore, if common stock is held in street name with a broker, that broker will not be able to vote in favor of or against the approval of the 2013 Amendment without specific instructions from the beneficial owner of the common stock.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the Amendment of the Furmanite 1994 Stock Incentive Plan

Purpose and Administration of

the Furmanite Corporation Amended and Restated

1994 Stock Incentive Plan

The Plan is administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”). The Plan is intended to advance the Company’s best interests by providing employees and directors who have substantial responsibility for the management and growth of the Company with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, and thereby encouraging them to remain in its employ or affiliation.

The Committee may from time to time grant stock options, including incentive stock options intended to meet the requirements of section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options that are not intended to be incentive stock options, and restricted stock awards to individuals eligible to receive them. Incentive stock options, nonqualified stock options, and restricted stock awards granted under the Plan are collectively referred to in this summary as “Awards”.

Eligibility and Participation

The individuals eligible to receive incentive stock options are the key employees of the Company, as determined by the Committee from time to time. The individuals eligible to receive Awards other than incentive stock options are those employees and directors who have substantial responsibility for the management and growth of the Company, as determined by the Committee.

Further, shares of Common Stock may be issued under the Plan to participants and former participants in certain deferred compensation plans that are presently maintained by the Company or may be adopted by the Company in the future in satisfaction of its obligations under those plans.

Shares Authorized Under the Plan

Prior to the amendment, there were 6,100,000 shares of Common Stock subject to the Amended and Restated 1994 Plan. The 2013 Amendment authorizes an additional 2,000,000 shares which may be granted as Awards under the Plan. Such shares may be treasury shares or authorized but unissued shares. If any outstanding Award expires or terminates, the shares of Common Stock relating to the unexercised portion of the Award may again be available for purposes of Awards under the Plan. The maximum number of shares of Common Stock subject to options that may be awarded to any employee under the Plan during any calendar year is 750,000.

Issuance of Options and Restricted Stock Awards

Option Price

The exercise price of an option shall not be less than the fair market value of the shares of Common Stock on the date the option is granted. In the case of any ten percent stockholder, the exercise price under an incentive stock option shall not be less than 110 percent of the fair market value of the Common Stock on the date the incentive stock option is granted.

Duration of Options

Unless the option agreement specifies a shorter term, an option expires on the tenth anniversary of the date the option is granted. Unless the option agreement specifies a shorter term, in the case of an incentive stock option granted to a ten-percent stockholder, the option expires on the fifth anniversary of the date the option is granted. Unless the option agreement specifies otherwise, an option shall not continue to vest after the termination of the option holder’s employment or affiliation relationship with the Company.

Except as otherwise provided in an option agreement, (1) an option that has been granted to an employee that has been in effect for at least two years terminates on the earlier of the date of the expiration of the general term of the option or 90 days after the date of the termination of the option holder’s employment with the Company and all its affiliates for any reason other than death, disability or retirement, and (2) an option that has been granted to an employee that has been in effect for less than two years shall terminate on the earlier of the date of the expiration of the general term of the option or 30 days after the date of the termination of the option holder’s employment with the Company and all its affiliates for any reason other than death, disability or retirement.

Except as otherwise provided in an option agreement, an option that has been granted to a non-employee director terminates on the earlier of the date of the expiration of the general term of the option or 90 days after the nonemployee director ceases being a director of the Company for any reason other than death or disability.

Unless the option agreement specifies otherwise, if the employment or affiliation relationship between the Company and an option holder terminates due to death before the date of expiration of the general term of the option, the option will terminate on the earlier of the date of expiration of the general term of the option or 180 days after the option holder’s death.

With respect to an option granted to an employee, unless the option agreement specifies otherwise, if the employment relationship between the Company and the option holder terminates due to disability before the date of the expiration of the general term of the option, the option shall terminate on the earlier of the expiration of the general term of the option or 90 days after the termination of the option holder’s employment due to disability.

If a non-employee director’s affiliation relationship with the Company is terminated as a result of disability, an option may be exercised for a period of 180 days after the non-employee director ceases being a director of the Company or until the expiration of the option period, if sooner, to the extent the option could have been exercised by the option holder on the date the individual ceased being a director of the Company.

Unless the option agreement specifies otherwise, if the option holder is an employee of the Company and the employee retires, the option shall terminate on the earlier of the expiration of the general term of the option or one day less than three months after the date of the option holder’s retirement.

Exercise of Options

An option may be exercised at the time, in the manner, and subject to the conditions the Committee specifies in the option agreement in its sole discretion. If specified in the option agreement, an option will be exercisable in full upon the occurrence of a change in control as defined in the Plan. No option holder will have any rights as a stockholder with respect to Common Stock covered by the option until the date a certificate is issued for the Common Stock.

Restricted Stock Awards

Restricted stock awards under the Plan give the recipient shares of Common Stock, subject to vesting requirements and other transferability restrictions that the Committee determines in its sole discretion. Recipients of restricted stock awards under the Plan will be the record owner of the shares of Common Stock on the date of grant, but may forfeit their ownership of those shares if they terminate their employment or affiliation relationship with the Company before vesting requirements are met.

Restricted Stock Units

Restricted stock units under the Plan are similar in nature to restricted stock awards, except that no shares of stock are transferred to the recipient until a later date specified in the award agreement.

Non-Transferability

Unless the option agreement specifies otherwise, awards will generally not be transferable by the holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the holder’s lifetime, only by the holder.

Federal Income Tax Consequences

Incentive Stock Options

Except for the possible application of alternative minimum taxes, the federal income tax consequences associated with the exercise of an incentive stock option and the sale of shares of Common Stock acquired upon the exercise of the option are the same as if shares of Common Stock of any unrelated corporation were bought and sold by an investor. However, the Common Stock acquired upon exercise of an incentive stock option must be held for certain periods of time discussed below. Incentive stock options must be exercised within certain time periods discussed below to qualify for this favorable tax treatment.

The grant of an incentive stock option under the Plan does not result in any federal income tax consequences. Unless subject to alternative minimum taxes in the year an incentive stock option is exercised, the option holder’s exercise does not result in any federal income tax consequences so long as the incentive stock option is exercised (1) during the option holder’s employment with the Company, (2) within one day less than three months after the termination of the option holder’s employment with the Company, or (3) within the special exercise period that would apply in the event of death or disability.

The difference between the fair market value, on the date of exercise, of the Common Stock purchased under an incentive stock option and the price paid to buy the Common Stock generally must be included in the option holder’s alternative minimum taxable income.

If shares of Common Stock acquired pursuant to the exercise of an incentive stock option are sold after the expiration of both (1) two years from the date of grant of the incentive stock option and (2) one year after the transfer of the shares to the option holder (the “Waiting Period”), the option holder will generally recognize long-term capital gain or loss on the sale.

If incentive stock option shares are disposed of prior to the expiration of the Waiting Period (an “Early Disposition”) the option holder will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (1) the lesser of (a) the fair market value of the shares as of the date of exercise or (b) the amount realized on the sale, over (2) the option price. Any additional amount realized on an Early Disposition should be treated as capital gain, short or long term, depending on the holding period for the shares of Common Stock. If the shares of Common Stock are sold for less than the option price, the option holder will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

The Company will not be entitled to a deduction as a result of the grant of an incentive stock option, the exercise of an incentive stock option or the sale of incentive stock option shares after the Waiting Period. If incentive stock option shares are disposed of in an Early Disposition, the Company will be entitled to deduct the amount equal to the ordinary income recognized by the option holder.

Nonqualified Stock Options

The grant of nonqualified stock options under the Plan will not result in the recognition of any taxable income by the option holder. The option holder will generally recognize ordinary income on the date of exercise of the nonqualified stock option equal to the difference between (1) the fair market value of the Common Stock on the date of exercise and (2) the exercise price. The tax basis of these shares of Common Stock for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the nonqualified stock option. The income reportable on exercise of the nonqualified stock option is subject to federal tax withholding. The Company will generally be entitled to a deduction in the amount reportable as income by the option holder on the exercise of a nonqualified stock option.

Restricted Stock Awards

A recipient of restricted stock under the Plan will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon expiration of the forfeiture restrictions, the recipient will realize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and the Company will be entitled to a corresponding deduction. Dividends paid during the period that the forfeiture restrictions apply will also be treated as compensation income to the recipient and deductible as such by the Company.

A recipient of restricted stock may elect, with the Company’s approval, to be taxed at the time of grant of the restricted stock based on the fair market value of the shares on the date of the grant. If this election is made, (1) the Company will be entitled to a deduction at the time of grant of the restricted stock based on the fair market value of the shares on the date of the grant, (2) dividends paid during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (3) there will be no further federal income tax consequences when the forfeiture restrictions lapse.

Compensation Deduction Limitation

Under 162(m) of the Code, the Company’s federal income tax deduction for certain compensation paid to designated executives is limited to $1 million per year. These executives include the Company’s Chief Executive Officer and the Company’s next four highest compensated officers. Section 162(m) of the Code provides an exception to this deduction for certain “performance based” compensation approved by a committee consisting solely of at least two “outside directors”. The Plan is generally designed to satisfy the requirements of section 162(m) of the Code with respect to stock options granted under the Plan.

After careful consideration, the Board of Directors of the Company unanimously has determined that the 2013 Amendment is in the best interests of the Company and its stockholders and recommends a vote for the proposal to approve the 2013 Amendment to the Plan.

New Plan Benefits

The future awards that may be made to eligible participants under the Plan are subject to the discretion of the Compensation Committee, and, therefore, cannot be determined with certainty at this time.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2012, about the Company’s equity compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by
Security Holders (1)	1,262,938	$4.82	1,372,014
Equity Compensation Plans Not Approved by Security Holders	N/A	N/A	696,735	(2)

Total	1,262,938	$4.82	2,068,749

(1)	All information pertains to the Furmanite Corporation Stock Incentive Plan.

(2)

Includes 696,735 shares of Furmanite Common Stock available for issuance with regard to future option grants, if any, under the Furmanite Corporation Key Employee Stock Incentive Plan, which excludes directors and executive officers of the Company and its subsidiaries.

OTHER MATTERS

At the date of this Proxy Statement, the management of Furmanite does not know of any business to be presented at the 2013 Annual Meeting, other than as set forth in the Notice accompanying this Proxy Statement. If any other matters properly come before the meeting, persons named in the accompanying form of proxy intend to vote their proxies in accordance with their best judgment on such matters. A copy of Furmanite’s 2012 Annual Report is available, without charge, on the internet at www.furmanite.com or upon written request to the Investor Relations Department, Furmanite Corporation, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042.

The preparation and delivery costs of the proxy, Notice and Proxy Statement will be paid by the Company. In addition to mailing copies of this material as requested to stockholders of Furmanite, the Company has retained Broadridge Financial Solutions, Inc. and D.F. King & Co. to request banks and brokers to forward copies of such material to persons for whom they hold Furmanite common stock and to request authority for execution of the proxies. The Company will pay them an aggregate fee of approximately $30,000, excluding expenses, for implementation and processing and will reimburse banks and brokers for their reasonable, out-of-pocket expenses incurred in connection with the distribution of proxy materials. Certain of the Company’s officers or employees may solicit the return of proxies by telephone, personal interview or other electronic means.

Householding of Proxies

For stockholders who have requested a printed copy of our proxy materials, the SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report, proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, and some brokers, household annual reports, proxy materials, or Notice of Internet Availability of Proxy Materials, as applicable, delivering a single annual report and proxy statement to multiple stockholders who have requested printed copies and share an address, unless contrary instructions have been received from one or more of the affected stockholders.

Once you have received notice from your broker or the Company, that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, in the future, please notify your broker if your shares are held in a brokerage account, or the Company if you hold registered shares. If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report and proxy statement, please notify your broker if your shares are held in a brokerage account, or the Company if you hold registered shares.

You may request to receive at any time a separate copy of our annual report or proxy statement by sending a written request to Investor Relations Department, Furmanite Corporation, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042 or by telephoning (713) 634-7777. A separate copy of the requested materials will be sent promptly following receipt of your request.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Any proposals of holders of common stock intended to be presented at the Company’s 2014 Annual Meeting of Stockholders must be received by the Company, addressed to Robert S. Muff, Principal Financial Officer, Furmanite Corporation, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042, no later than November 27, 2013 to be included in the Proxy Statement and form of proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Company’s proxy materials in accordance with the applicable requirements.

Under the Nominating and Governance Committee charter, a stockholder may nominate one or more persons for election as directors at any annual meeting of stockholders, provided, that any such recommendation is submitted in writing to the Secretary of the Company. Any such recommendation must be received by November 27, 2013 and be accompanied by a statement of qualifications of the recommended nominee and a letter from the nominee himself affirming that he will agree to serve as a director of the Company if elected. In addition, any recommendation must comply with all applicable requirements of the Exchange Act, the rules and regulations there under, and all other policies and procedures of the Company related to such matters. The Board, a committee thereof, the Chief Executive Officer or the President may refuse to acknowledge the nomination of any person not made in compliance with these requirements.

Proxies for Furmanite’s Annual Meeting of Stockholders to be held in the year 2014 may confer discretionary power to vote on any matter that may come before the meeting unless, with respect to a particular matter, (i) the Company receives written notice, addressed to the Company’s Principal Financial Officer no later than November 27, 2013, that the matter will be presented at the meeting and (ii) the Company fails to include in its proxy statement the meeting advice on the nature of the matter and how the Company intends to exercise its discretion to vote on the matter.

By Order of the Board of Directors

Charles R. Cox

Chairman of the Board and

Chief Executive Officer

Dated: March 27, 2013

Appendix A

FURMANITE CORPORATION

1994 STOCK INCENTIVE PLAN

Amendment and Restatement

Effective March 7, 2013

-i-

(continued)

ARTICLE III ELIGIBILITY		7

ARTICLE IV GENERAL PROVISIONS RELATING TO AWARDS		8

4.1	Authority to Grant Awards	8
4.2	Dedicated Shares; Maximum Awards	8
4.3	Non-Transferability	8
4.4	Requirements of Law	8
4.5	Changes in the Company’s Capital Structure	9
4.6	Election Under Section 83(b) of the Code	11

ARTICLE V OPTIONS		12

5.1	Type of Option	12
5.2	Exercise Price	12
5.3	Duration of Options	12
5.4	Amount Exercisable	14
5.5	Exercise of Options	14
5.6	Substitution Options	15
5.7	No Rights as Stockholder	15

ARTICLE VI RESTRICTED STOCK AWARDS		16

6.1	Restricted Stock Awards	16
6.2	Holder’s Rights as Stockholder	16

ARTICLE VII RESTRICTED STOCK UNIT AWARDS		17

7.1	Authority to Grant Restricted Stock Unit Awards	17
7.2	Restricted Stock Unit Award	17
7.3	Restricted Stock Unit Award Agreement	17
7.4	Dividend Equivalents	17
7.5	Form of Payment Under Restricted Stock Unit Award	17
7.6	Time of Payment Under Restricted Stock Unit Award	17
7.7	No Rights as Stockholder	17

ARTICLE VIII ADMINISTRATION		18

ARTICLE IX AMENDMENT OR TERMINATION OF PLAN		19

ARTICLE X MISCELLANEOUS		20

10.1	No Establishment of a Trust Fund	20
10.2	No Employment or Affiliation Obligation	20
10.3	Forfeiture	20
10.4	Tax Withholding	20
10.5	Written Agreement	21
10.6	Indemnification of the Committee	21
10.7	Gender	22
10.8	Headings	22
10.9	Other Compensation Plans	22

-ii-

(continued)

10.10	Other Options or Awards	22
10.11	Option Adjustments Pursuant to the Employee Benefits Agreement	22
10.12	Governing Law	22
10.13	Compliance with Section 409A	22

-iii-

ARTICLE I

PLAN

1.1 Purpose. The Plan is intended to advance the best interests of the Company and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or any of its Affiliates.

1.2 Term of Plan. No Award shall be granted under the Plan after March 4, 2019. The Plan shall remain in effect until all Awards under the Plan have been satisfied or expired.

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ARTICLE II

DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1 “Affiliate” means any parent corporation and any subsidiary corporation. The term “parent corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term “subsidiary corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.2 “Award” means any Incentive Option, Nonqualified Option, Restricted Stock Award or Restricted Stock Unit Award granted under the Plan.

2.3 “Board” means the board of directors of the Company.

2.4 “Change of Control” means the occurrence of any of the following after March 4, 2009:

(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Covered Person”) of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (i) the then outstanding shares of Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2.4(a), the following acquisitions shall not constitute a Change in Control of the Company: (i) any acquisition by the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of Section 2.4(c);

(b) individuals who, as of March 4, 2009, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to March 4, 2009, whose election, or nomination for election, by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors; or

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(c) the consummation of (i) a reorganization, merger or consolidation or sale of the Company or (ii) a disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be, (B) no Covered Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 80 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; provided, however, that any individual becoming a director subsequent to March 4, 2009 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means a committee of at least two persons appointed by the Board.

2.7 “Company” means Furmanite Corporation, a Delaware corporation.

2.8 “Disability” means, as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A a medically determinable mental or physical impairment which, in the opinion of a physician selected by the Committee, shall prevent the Holder from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (i) was not contracted,

3

suffered or incurred while the Holder was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (ii) did not result from alcoholism or addiction to narcotics; (iii) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Holder receives a military pension; and (iv) did not result from an intentionally self-inflicted injury and (b) in the case of an Award that is not exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder where (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

2.9 “Distribution Date” shall have the meaning specified in the Distribution Agreement by and between the Company, Kaneb Services LLC and Kaneb Pipeline Partners, L.P.

2.10 “Dividend Equivalent” means a payment equivalent in amount to dividends paid with respect to the Stock to the Company’s stockholders.

2.11 “Employee Benefits Agreement” means the Employee Benefits Agreement by and between the Company and Kaneb Services LLC, a Delaware limited liability company.

2.12 “Employee” means a person employed by the Company or any Affiliate as a common law employee.

2.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.14 “Fair Market Value” of the Stock as of any date means the closing price of the Stock on such date, or, if the Stock was not traded on such date, on the immediately preceding day that the Stock was so traded. However, if the Stock is not listed on a securities exchange, the Fair Market Value will be an amount determined by the Committee in a manner that complies with the requirements of Section 409A.

2.15 “Holder” means a person who has been granted an Award or any person who is entitled to receive Stock under an Award.

2.16 “Incentive Option” means an Option granted under the Plan which is designated as an “Incentive Option” and satisfies the requirements of section 422 of the Code.

2.17 “KSI Deferred Compensation Plans” means the Kaneb Services, Inc. 1996 Supplemental Deferred Compensation Plan, the Kaneb Services, Inc. Non-Employee Directors Deferred Stock Unit Plan, the Kaneb Services, Inc. Deferred Stock Unit Plan, and any other nonqualified deferred compensation plans that the Company may adopt in the future.

4

2.18 “Mature Shares” means shares of Stock that the Holder has held for at least six months.

2.19 “Minimum Statutory Tax Withholding Obligation” means, with respect to an Award, the amount the Company, an Affiliate or other subsidiary is required to withhold for federal, state, local and foreign taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.20 “Net Shares” means the shares of Stock to be issued upon exercise of an Option reduced by the number of unencumbered, transferable Mature Shares that would be required to be tendered to the Company to satisfy the exercise price of the Option.

2.21 “Non-Employee Director” means any duly elected member of the Board who is not an Employee.

2.22 “Nonqualified Option” means an Option granted under the Plan other than an Incentive Option.

2.23 “Option” means either an Incentive Option or a Nonqualified Option granted under the Plan to purchase shares of Stock.

2.24 “Option Agreement” means the written agreement which sets out the terms of an Option.

2.25 “Permissible under Section 409A” means with respect to a particular action (such as, the grant, payment, vesting, settlement or deferral of an amount or Award under the Plan) that such action shall not subject the compensation at issue to the additional tax or interest applicable under Section 409A.

2.26 “Plan” means the Furmanite Corporation 1994 Stock Incentive Plan, as set forth in this document and as it may be amended from time to time.

2.27 “Restricted Stock” means stock awarded or purchased under the Plan pursuant to a Restricted Stock Agreement.

2.28 “Restricted Stock Agreement” means the written agreement which sets out the terms of a Restricted Stock Award.

2.29 “Restricted Stock Award” means an Award of Restricted Stock.

2.30 “Retirement” means the termination of an Employee’s employment relationship with the Company and all Affiliates after attaining the age of 55.

2.31 “Restricted Stock Unit” means a restricted stock unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VII.

5

2.32 “Restricted Stock Unit Award” means an Award granted pursuant to Article VII.

2.33 “Section 409A” means section 409A of the Code and the regulations and other guidance promulgated by the United States Department of Treasury or the United States Internal Revenue Service under section 409A of the Code, or any successor statute.

2.34 “Stock” means the common stock of the Company, no par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security. Shares of Stock when issued may be represented by a certificate or by book or electronic entry.

2.35 “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in Section 409A.

2.36 “Ten Percent Stockholder” means an individual who, at the time the Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock or series of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

6

ARTICLE III

ELIGIBILITY

The individuals who shall be eligible to receive Incentive Options shall be those key Employees of the Company or any of its Affiliates as the Committee shall determine from time to time. The individuals who shall be eligible to receive Awards other than Incentive Options shall be those persons, including Employees, consultants, advisors and directors, who have substantial responsibility for the management and growth of the Company or any of its Affiliates as the Committee shall determine from time to time. Further, shares of Stock may be issued under the Plan to participants and former participants in the KSI Deferred Compensation Plans in satisfaction of the Company’s obligations thereunder.

7

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1 Authority to Grant Awards. The Committee may grant Awards to those key Employees of the Company or any of its Affiliates and other eligible persons as it shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock to be covered by any Award to be granted to any person shall be as determined by the Committee.

4.2 Dedicated Shares; Maximum Awards. The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan to current and former participants in the KSI Deferred Compensation Plans pursuant to the terms thereof is 8,100,000. Such shares of Stock may be treasury shares or authorized but unissued shares. The maximum number of shares of Stock with respect to which Options may be granted under the Plan is 8,100,000 shares. The maximum number of shares with respect to which Options which may be granted to any person under the Plan during any calendar year is 750,000 shares. If a Holder’s Option is cancelled, the cancelled Option continues to be counted against the maximum number of shares of Stock for which Options may be granted to the Holder under the Plan. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. If any outstanding Award expires or terminates for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

4.3 Non-Transferability. Incentive Options shall not be transferable by the Employee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee’s lifetime, only by him. Except as specified in the applicable Award agreements or in domestic relations court orders, Awards other than Incentive Options shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award agreement may terminate the Award.

4.4 Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing the shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision.

8

In the event the shares of Stock issuable on exercise of an Option or any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law; or should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5 Changes in the Company’s Capital Structure. (a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(a) If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation for it in money, services or property, then (i) the number, class or series and per share price of shares of Stock subject to outstanding Awards under this Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Award, for the same aggregate cash consideration, the equivalent total number and class or series of shares he would have received had he exercised his Award in full immediately prior to the event requiring the adjustment, and (ii) the number and class or series of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of shares of Stock then reserved, that number and class or series of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class or series of Stock as the result of the event requiring the adjustment.

(b) If while unexercised Awards remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved or (iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury Regulations) that is not described in clauses (i), (ii) or (iii) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award agreement or as a result of the Board’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the

9

Company of such Corporate Change, the Board, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder:

(A) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(B) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of this Plan or the Option Agreements evidencing such Options) as of a date, before or after such Corporate Change, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Options for such shares;

(C) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new Award substituted for some or all of their then outstanding Awards (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing him, or a parent or subsidiary of such entity, provided that (1) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the shares subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such shares is equal to the excess of the aggregate fair market value of all shares subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such shares, and (2) the assumed rights under such existing Award or the substituted rights under such new Award as the case may be will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(D) provide that the number and class or series of shares of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

10

(E) make such adjustments to Awards then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole and absolute discretion that no such adjustment is necessary).

In effecting one or more of alternatives (C), (D) or (E) above, and except as otherwise may be provided in an Award agreement, the Board, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(c) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Board in its sole and absolute discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Board, whose determination shall be conclusive.

(d) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

(e) The issue by the Company of shares of Stock of any class or series, or securities convertible into shares of Stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Awards.

4.6 Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him under the Plan.

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ARTICLE V

OPTIONS

5.1 Type of Option. The Committee shall specify in an Option Agreement whether a given Option is an Incentive Option or a Nonqualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which incentive stock options first become exercisable by an Employee during any calendar year (under the Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Incentive Option shall be treated as a Nonqualified Option. In making this determination, incentive stock options shall be taken into account in the order in which they were granted.

5.2 Exercise Price. The price at which Stock may be purchased under an Option shall not be less than 100 percent of the Fair Market Value of the shares of Stock on the date the Option is granted. In the case of any Ten Percent Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted. An Option granted under the Plan may not be granted with any Dividend Equivalents rights.

5.3 Duration of Options. An Option shall not be exercisable after the earlier of (i) the term of the Option specified in the Option Agreement (which shall not exceed five years from the date the Option is granted in the case of an Incentive Option granted to a Ten Percent Stockholder, or ten years from the date the Option is granted in the case of any other Option), or (ii) the period of time specified herein that follows the Holder’s Retirement, Disability, death or other severance of the employment or affiliation relationship between the Holder and the Company and all Affiliates. Except as specified in Section 10.11, unless the Holder’s Option Agreement specifies otherwise, an Option shall not continue to vest after the severance of the employment or affiliation relationship between the Company and all Affiliates.

(a) General Term of Option. Unless the Option Agreement specifies a shorter term, an Option shall expire on the tenth anniversary of the date the Option is granted. Notwithstanding the foregoing, unless the Option Agreement specifies a shorter term, in the case of an Incentive Option granted to a Ten Percent Stockholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

(b) Early Termination of Option Due to Severance of Employment or Affiliation Relationship (Other Than for Death, Disability or Retirement). Except as may be otherwise expressly provided in an Option Agreement, (i) an Option that has been granted to a person other than a Non-Employee Director and that has been in effect for at least two years shall terminate on the earlier of the date of the expiration of the general term of the Option or 90 days after the date of the termination of the employment relationship between the Holder and the Company and all Affiliates for any reason other than the death, Disability or Retirement of the Holder, and (ii) an Option that has been granted to a person other than a Non-Employee Director and that has been in effect for less than two years shall terminate on the earlier of the date of the expiration of the general term of the Option or 30 days after the date of the termination of the employment

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relationship between the Holder and the Company and all Affiliates for any reason other than the death, Disability or Retirement of the Holder, during which period the Holder shall be entitled to exercise the Option in respect of the number of shares that the Holder would have been entitled to purchase had the Holder exercised the Option on the date of such termination of employment. Whether authorized leave of absence, or absence on military or government service, shall constitute a termination of the employment relationship between the Holder and the Company and all Affiliates shall be determined by the Committee at the time thereof.

Except as may be otherwise expressly provided in an Option Agreement, an Option that has been granted to a Non-Employee Director shall terminate on the earlier of the date of the expiration of the general term of the Option or 90 days after the Non-Employee Director is no longer a director of the Company for any reason other than the death or Disability of the Holder.

(c) Early Termination of Option Due to Death. Unless the Option Agreement specifies otherwise, in the event of the severance of the employment or affiliation relationship between the Holder and the Company and all Affiliates due to death before the date of expiration of the general term of the Option, the Holder’s Option shall terminate on the earlier of the date of expiration of the general term of the Option or 180 days after the Holder’s death.

(d) Early Termination of Option Due to Disability. With respect to an Option granted to a person other than a Non-Employee Director, unless the Option Agreement specifies otherwise, in the event of the severance of the employment relationship between the Holder and the Company and all Affiliates due to Disability before the date of the expiration of the general term of the Option, the Option shall terminate on the earlier of the expiration of the general term of the Option or 90 days after the termination of the employment relationship between the Holder and the Company and all Affiliates terminates due to Disability.

In the event his affiliation relationship is terminated as a result of Disability, a Holder who is a Non-Employee Director may exercise an Option for a period of 180 days after the Non-Employee Director is no longer a director of the Company or until the expiration of the Option period, if sooner, to the extent of the Stock with respect to which the Option could have been exercised by the Holder on the date the Non-Employee Director ceases being a director of the Company.

(e) Early Termination of Option Due to Retirement. Unless the Option Agreement specifies otherwise, if the Holder is an Employee and the employment relationship between the Holder and the Company and all Affiliates terminates by reason of Retirement, the Holder’s Option shall terminate on the earlier of the expiration of the general term of the Option or one day less than three months after the date of the Holder’s termination of employment due to Retirement.

After the death of the Holder, the Holder’s executors, administrators or any person or persons to whom the Holder’s Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of shares that the Holder would have been entitled to exercise if the Holder exercised the Option prior to his death.

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5.4 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. If specified in the Option Agreement, an Option will be exercisable in full upon the occurrence of a Change of Control.

5.5 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with: (a) cash, a certified check, a bank draft or a postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option, (b) Mature Shares with a Fair Market Value on the date of exercise equal to the exercise price under the option, (c) an election to make a cashless exercise through a registered broker-dealer or (d) except as specified below, any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares of Stock are to be mailed or the information necessary for the Company to effect an electronic transfer of the shares of Stock. If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid pursuant to (a) above. As promptly as practicable after receipt of written notification and payment, the Company shall deliver the number of shares of Stock with respect to which the Option has been exercised, issued as designated by the Holder. Delivery of the shares of Stock shall be deemed effected for all purposes when the transfer agent of the Company shall have deposited the certificates in the United States mail, to the address specified by the Holder, or when the shares have been transferred electronically as designated by the Holder. In lieu of tendering the Mature Shares to the Company for the exercise price pursuant to (b) above, the Company may, in its sole discretion, accept documentation provided by the Holder that the Holder owns the Mature Shares necessary for exercise and would be able to deliver them to the Company if requested by the Company, in which case the Company will deliver only the Net Shares. The Company shall have sole discretion in determining that the shares are Mature Shares and that they are unencumbered, transferable, and acceptable by the Company for this purpose.

The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

Electronic transfer of shares of Stock may be effected by the Company it is sole discretion, in lieu of issuance of physical share certificate(s).

The Company may permit a Holder to elect to pay the exercise price upon the exercise of an Option by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding resulting from such exercise.

An Option may not be exercised for a fraction of a Common Share.

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5.6 Substitution Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

5.7 No Rights as Stockholder. No Holder shall have any rights as a Stockholder with respect to Stock covered by his Option until the shares of Stock are delivered to him.

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ARTICLE VI

RESTRICTED STOCK AWARDS

6.1 Restricted Stock Awards. The Committee may make Awards of Restricted Stock to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to, any Restricted Stock Award shall be determined by the Committee in its sole discretion; provided, however, that the minimum vesting period for any Awards of Restricted Stock should normally be ratably over a period of three years and, in no event, less than one year. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to shares of Restricted Stock, the Committee may issue such instructions to the Company’s transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that contains any vesting, transferability restrictions and other provisions that are not inconsistent with the Plan as the Committee may specify.

6.2 Holder’s Rights as Stockholder. Subject to the terms and conditions of the Plan, each Holder of Restricted Stock shall have all the rights of a shareholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares, if unrestricted shares of the same class have the right to vote. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire shares of Stock in the Company shall be paid to the Holder currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

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ARTICLE VII

RESTRICTED STOCK UNIT AWARDS

7.1 Authority to Grant Restricted Stock Unit Awards. Subject to the terms and provisions of the Plan, the Committee may make Awards of Restricted Stock Units to eligible persons selected by it. The amount of and the vesting, transferability and forfeiture restrictions applicable to any Restricted Stock Unit Award shall be determined by the Committee in its sole discretion; provided, however, that the minimum vesting period for any Restricted Stock Unit Award should be not less than one year. The Committee shall maintain a bookkeeping ledger account which reflects the number of Restricted Stock Units credited under the Plan for the benefit of a Holder.

7.2 Restricted Stock Unit Award. A Restricted Stock Unit Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award agreement. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a share of Stock.

7.3 Restricted Stock Unit Award Agreement. Each Restricted Stock Unit Award shall be evidenced by an Award agreement that contains any Substantial Risk of Forfeiture, vesting, transferability and forfeiture restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

7.4 Dividend Equivalents. An Award agreement for a Restricted Stock Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

7.5 Form of Payment Under Restricted Stock Unit Award. Payment under a Restricted Stock Unit Award shall be made in shares of Stock.

7.6 Time of Payment Under Restricted Stock Unit Award. A Holder’s payment under a Restricted Stock Unit Award shall be made at such time as is specified in the applicable Award agreement. The Award agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Restricted Stock Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A.

7.7 No Rights as Stockholder. A recipient of a Restricted Stock Unit Award shall have no rights of a stockholder with respect to the Holder’s Restricted Stock Units until the shares of Stock are delivered to him. A Holder shall have no voting rights with respect to any Restricted Stock Unit Awards.

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ARTICLE VIII

ADMINISTRATION

The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) determine the persons to whom and the time or times at which Awards will be made;

(b) determine the number of shares and the exercise price of Stock covered in each Award, subject to the terms of the Plan;

(c) determine the terms, provisions and conditions of each Award, which need not be identical;

(d) accelerate the time at which any outstanding Option may be exercised, or Restricted Stock Award or Restricted Stock Unit Award will vest; provided, however, that the Committee determines that such acceleration of vesting is in the best interests of the Company and its shareholders and, in the case of a Restricted Stock Unit Award, is Permissible under Section 409A;

(e) define the effect, if any, on an Award of the death, disability, retirement or termination of employment or affiliation relationship between the Holder and the Company and Affiliates;

(f) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(g) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

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ARTICLE IX

AMENDMENT OR TERMINATION OF PLAN

The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to maintain the status of any Option under the Code, no amendment that would change the aggregate number of shares of Stock which may be issued under Options, or change the class of Employees eligible to receive Options shall be made without the approval of the Company’s stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

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ARTICLE X

MISCELLANEOUS

10.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

10.2 No Employment or Affiliation Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

10.3 Forfeiture. Notwithstanding any other provisions of the Plan, if the Committee finds by a majority vote after full consideration of the facts that the Holder, before or after termination of his employment or affiliation relationship with the Company or an Affiliate for any reason committed or engaged in willful misconduct, gross negligence, a breach of fiduciary duty, fraud, embezzlement, theft, a felony, a crime involving moral turpitude or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, the Holder shall forfeit all outstanding Options and all outstanding Awards, and all exercised Options if the Company has not yet delivered Stock to the Holder with respect thereto.

The decision of the Committee as to the cause of the Holder’s discharge, the damage done to the Company or an Affiliate shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Holder by the Company or an Affiliate in any manner.

10.4 Tax Withholding. The Company or any Affiliate or subsidiary shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, local or foreign tax law to be withheld with respect to the grant, vesting or exercise of an Award or lapse of restrictions on an Award or payment under an Award. In the alternative, the Company may require the Holder (or other person validly exercising or holding the Award) to pay such sums for taxes directly to the Company or any Affiliate or subsidiary in cash or by check within ten days after the date of grant, vesting, exercise or lapse of restrictions or payment. In the discretion of the Company, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon his exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares held back shall not exceed the Company’s or the Affiliate’s minimum statutory withholding tax obligations. The Company may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of or payment under an Award by delivering to the Holder a reduced number of shares of Stock in the manner specified herein. If permitted by the Company and acceptable to the Holder, at the time of vesting of shares or payment under the Award, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s or a subsidiary’s Minimum Statutory Tax Withholding Obligation on the assumption that all such shares of Stock vested or to be paid under the Award are made available for delivery, (b) reduce

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the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting or payment date approximates the Company’s or an Affiliate’s or a subsidiary’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 10.4. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder’s right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon payment, vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate or subsidiary has received payment sufficient to cover all tax withholding amounts due with respect to that payment, vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate or subsidiary shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

10.5 Written Agreement. Each Award shall be embodied in a written agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Holder and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Holder, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

10.6 Indemnification of the Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

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10.7 Gender. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

10.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

10.9 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees.

10.10 Other Options or Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

10.11 Option Adjustments Pursuant to the Employee Benefits Agreement. Notwithstanding any other provision of the Plan or an Option Agreement, the exercise price applicable to each outstanding Option, to the extent that the Option has not expired or been exercised as of the Distribution Date, shall be reduced in accordance with the formula specified in paragraph (b) of Section 3.1 of the Employee Benefits Agreement. Notwithstanding any other provisions of the Plan or Option Agreement, the term of each outstanding Option, to the extent that the Option has not expired or been exercised as of the Distribution Date, shall be adjusted in the manner specified in paragraph (e) of Section 3.1 of the Employee Benefits Agreement.

10.12 Governing Law. The provisions of the Plan shall be construed, administered and governed under the laws of the State of Texas.

10.13 Compliance With Section 409A. Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. The Plan and each Award Agreement under the Plan that is intended to comply the requirements of Section 409A shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken or implemented, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A. Notwithstanding any other provision of the Plan, if Holder is a “specified employee” (within the meaning of Section 409A), and the Company determines that a payment or vesting under an Award is not Permissible under Section 409A, then no payment shall be made or vesting shall occur under the Award due to a “separation from service” (within the meaning of Section 409A of the Code) for any reason before the date that is six (6) months after the date on which the Holder incurs such separation from service.

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FURMANITE CORPORATION 10370 RICHMOND AVE. SUITE 600 HOUSTON, TX 77042

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M57478-P36216                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FURMANITE CORPORATION	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following: 1. Election of Directors	0	0	0

Nominees: 01) Charles R. Cox 02) Sangwoo Ahn 03) Kevin R. Jost 04) Ralph Patitucci

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain

2. Advisory approval of the Company’s executive compensation.	0	0	0

3. The ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.	0	0	0

4. The ratification of the Amendment of the Furmanite 1994 Stock Incentive Plan as approved by the Board of Directors.	0	0	0

NOTE: The directors of the Company up for election, if elected, will hold office until the 2014 annual meeting of stockholders or until their successors have been duly elected and qualified.

For address changes/ comments, mark here. (see reverse for instructions)	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M57479-P36216

FURMANITE CORPORATION

This proxy is solicited on behalf of the Board of Directors

Annual Meeting of Stockholders

May 9, 2013 at 9:30 a.m. CDT

The stockholder(s) hereby appoint(s) Charles R. Cox and Robert S. Muff, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Furmanite Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 A.M., Central Time on May 9, 2013, at 10370 Richmond Avenue, Suite 600, Houston, Texas 77042, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERlY EXECUTED, WIll BE VOTED AS DIRECTED BY THE STOCKHOlDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WIll BE VOTED FOR THE ElECTION OF THE NOMINEES lISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR THE ADVISORY APPROVAl OF THE COMPANY’S EXECUTIVE COMPENSATION.

Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.

Address changes/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side